FILED PURSUANT TO RULE 433(d) - Registration Statement No. 333-109318

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities maybe split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

FICO vs GSCOLTV for ENTIRE DEAL
FULL DOC

-----------------------------------------------------------
FICO           0-60   61-70   71-80   81-90   91-100   100+
-----------------------------------------------------------
1 - 499           0       0    0.13    0.03        0     0
500 - 519      0.39    1.16    4.62    0.59     0.01     0
520 - 539      0.42    0.54    2.26     1.1     0.02     0
540 - 559      0.38    0.55    1.99    2.57     0.38     0
560 - 579      0.48    0.95    5.61    3.33      3.1     0
580 - 599       0.5    0.72    7.82    3.13     4.51     0
600 - 619      0.34    0.59    8.31    2.57     2.88     0
620 - 639      0.45    0.33    8.14    2.44     0.96     0
640 - 659      0.26    0.59     5.8    1.65     0.55     0
660 - 679      0.04    0.31    4.29    1.28     0.32     0
680 - 699      0.03    0.26    2.52    1.18     0.28     0
700 - 719      0.02    0.06    1.55     0.5     0.11     0
720 >=         0.09       0    2.53    1.02     0.46     0
-----------------------------------------------------------
Total:          3.4    6.08   55.57   21.37    13.58     0
-----------------------------------------------------------

LIMITED DOC

-----------------------------------------------------------
FICO           0-60   61-70   71-80   81-90   91-100   100+
-----------------------------------------------------------
500 - 519         0    0.35    1.76       0        0     0
520 - 539      0.33       0    1.98    0.83        0     0
540 - 559         0       0    0.77    2.84     0.17     0
560 - 579         0    0.18    3.54    2.87     2.56     0
580 - 599         0    0.53   11.88    3.85     3.29     0
600 - 619         0    1.33   17.05    3.46     2.64     0
620 - 639         0       0    7.48     2.5     0.82     0
640 - 659         0       0    5.53    1.34        1     0
660 - 679         0       0    5.71    0.31     1.54     0
680 - 699         0    0.91     3.6       0     0.77     0
700 - 719         0       0    1.38       0     0.52     0
720 >=            0       0     3.5       0     0.87     0
-----------------------------------------------------------
Total:         0.33    3.31   64.19      18    14.18     0
-----------------------------------------------------------

STATED DOC

-----------------------------------------------------------
FICO           0-60   61-70   71-80   81-90   91-100   100+
-----------------------------------------------------------
1 - 499           0       0       0       0        0      0
500 - 519      0.17    0.44    0.93       0        0      0
520 - 539      0.22    0.14    0.45    0.08        0      0
540 - 559      0.11    0.38    0.45    0.58        0      0
560 - 579      0.26    0.46    1.29    1.09     0.01      0
580 - 599       0.2     0.3    1.27    1.47     0.09      0
600 - 619      0.24    0.22    2.76    1.93      0.1      0
620 - 639      0.15    0.18    17.8     2.1     0.67      0
640 - 659      0.14    0.16   14.59    1.41     0.42      0
660 - 679      0.16     0.1   11.86    1.59     0.42      0
680 - 699      0.08    0.04   10.36    1.25      0.9      0
700 - 719      0.02    0.09     6.5    1.05     0.51      0
720 >=         0.12    0.12    9.55    1.55     0.49      0
-----------------------------------------------------------
Total:         1.87    2.62   77.81    14.1      3.6      0
-----------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold.

The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material.

We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FICO vs GSCOLTV for GROUP 1
FULL DOC GROUP 1

-----------------------------------------------------------
FICO           0-60   61-70   71-80   81-90   91-100   100+
-----------------------------------------------------------
1 - 499           0       0    0.15    0.05        0      0
500 - 519      0.74    1.73     5.8    0.46        0      0
520 - 539      0.57    0.93    2.45    1.15     0.03      0
540 - 559      0.72    0.82    2.18    2.59     0.25      0
560 - 579      0.61    1.15    6.13    3.08     2.48      0
580 - 599       0.8    0.79    9.56    3.73     1.72      0
600 - 619      0.54    0.73     8.3    3.32     1.74      0
620 - 639      0.35    0.49    7.03    2.96     1.09      0
640 - 659      0.39    0.33    4.49    1.94     0.71      0
660 - 679      0.07    0.21    3.05    1.71     0.46      0
680 - 699      0.06    0.41    2.37     1.6     0.32      0
700 - 719      0.04    0.03    1.38    0.43     0.14      0
720 >=         0.16       0     1.1    1.04     0.35      0
-----------------------------------------------------------
Total:         5.06    7.63   53.97   24.05     9.29      0
-----------------------------------------------------------

LIMITED DOC GROUP 1

-----------------------------------------------------------
FICO           0-60   61-70   71-80   81-90   91-100   100+
-----------------------------------------------------------
500 - 519         0    1.08    3.67       0       0      0
520 - 539      1.02       0    2.64    2.56       0      0
540 - 559         0       0     0.7    2.97    0.53      0
560 - 579         0    0.56    5.35    4.96    0.77      0
580 - 599         0    1.65   14.68    4.37       0      0
600 - 619         0    2.14   10.57    5.59    1.15      0
620 - 639         0       0   10.81    3.75    1.43      0
640 - 659         0       0    5.19    0.83    2.31      0
660 - 679         0       0    4.78    0.96       0      0
680 - 699         0       0    2.15       0       0      0
700 - 719         0       0    0.84       0       0      0
-----------------------------------------------------------
Total:         1.02    5.43   61.36      26    6.19      0
-----------------------------------------------------------

STATED DOC GROUP 1

-----------------------------------------------------------
FICO           0-60   61-70   71-80   81-90   91-100   100+
-----------------------------------------------------------
1 - 499        0.01       0       0       0        0      0
500 - 519      0.46    0.42    1.77       0        0      0
520 - 539      0.45    0.27    0.43    0.14        0      0
540 - 559      0.36    0.63    0.79    0.68        0      0
560 - 579      0.49    0.89    1.58    0.85     0.03      0
580 - 599      0.57    0.59    1.65    1.34      0.1      0
600 - 619      0.48    0.65    3.18    2.57     0.17      0
620 - 639       0.5    0.37   15.86    4.01     0.52      0
640 - 659      0.48    0.53   11.61     2.4     0.31      0
660 - 679      0.29    0.22    9.53    2.84     0.33      0
680 - 699      0.11    0.12    8.35     3.1     0.15      0
700 - 719      0.04     0.2    5.31    1.98     0.28      0
720 >=          0.3    0.11    5.66    2.74      0.2      0
-----------------------------------------------------------
Total:         4.54       5   65.72   22.65     2.08      0
-----------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold.

The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material.

We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

1. Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                       Comb
                           Number                   Pool By     Avg.      Avg.       Avg.              LTV     Pct.     Pct.
                             of       Principal    Principal    Gross   Current   Principal   Comb   (incld.   Full    Owner
Current Principal Balance   Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                1,335  $   44,646,590       2.15%    10.71%      612   $ 33,443   94.47%   96.29%  72.39%    89.46%
$50,001 - $75,000             825      51,806,473       2.49      9.69       625     62,796   89.08    94.99    53.5     80.25
$75,001 - $100,000            871      76,182,341       3.66     8.656       624     87,465   85.49    93.51   60.54     82.58
$100,001 - $125,000           781      87,759,643       4.22     8.019       622    112,368   82.42    93.16   54.27     87.85
$125,001 - $150,000           745     102,134,394       4.91     7.735       627    137,093   80.78    91.65   49.56     90.05
$150,001 - $200,000         1,382     242,165,854      11.64      7.49       629    175,229   80.12    90.89   46.08     91.07
$200,001 - $250,000         1,000     223,563,819      10.74     7.375       635    223,564   80.05    91.94    36.2     91.08
$250,001 - $300,000           926     253,875,735       12.2     7.166       638    274,164   80.02    92.04   31.42     93.87
$300,001 - $350,000           670     217,510,683      10.45     7.135       648    324,643   80.68    93.07   26.17     94.09
$350,001 - $400,000           485     181,677,927       8.73     7.161       641    374,594   80.21    92.16   25.86     93.18
$400,001 - $450,000           360     152,905,202       7.35     7.165       646    424,737   80.83     92.8   28.22     93.89
$450,001 - $500,000           302     143,528,384        6.9     7.059       650    475,260   80.34    92.53   23.55     96.01
$500,001 - $550,000           156      82,011,300       3.94     7.198       650    525,713   80.99    93.47   31.92     91.01
$550,001 - $600,000           120      68,920,784       3.31     7.243       644    574,340   81.55    91.09   39.93     95.92
$600,001 - $650,000           102      63,965,673       3.07     7.152       641    627,114   80.51    89.76   31.54     94.09
$650,001 - $700,000            33      22,216,028       1.07     7.298       660    673,213   79.38    92.26   33.14      93.9
$700,001 & Above               84      66,280,138       3.18     7.568       638    789,049   79.89    86.86   55.17     86.19
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

2. Current Rate

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                       Comb
                           Number                   Pool By     Avg.      Avg.      Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb   (incld.   Full     Owner
Current Rate                Loans      Balance      Balance    Coupon     FICO     Balance     LTV      SS)     Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49                    18  $    6,271,520       0.30%     5.39%      660   $348,418   73.57%   84.95%  84.83%    99.15%
5.50 - 5.99                   242      72,190,309       3.47     5.789       658    298,307    77.9     90.5   79.23     96.84
6.00 - 6.49                   782     223,238,716      10.73     6.274       656    285,472   78.07    91.16   59.71     97.25
6.50 - 6.99                 1,732     487,109,170      23.41     6.752       657    281,241   79.29     93.7   33.53     96.62
7.00 - 7.49                 1,677     431,112,966      20.72     7.227       647    257,074   79.93    93.96   24.02     95.64
7.50 - 7.99                 1,580     367,541,261      17.66     7.716       629    232,621   80.57    91.37   27.72     92.42
8.00 - 8.49                   890     176,412,270       8.48     8.212       609    198,216   83.02    89.27   39.29     82.17
8.50 - 8.99                   847     136,320,530       6.55     8.706       601    160,945   84.89    88.79    40.9     78.35
9.00 & Above                2,409     180,954,229       8.69    10.275       605     75,116   91.19    92.62   47.36     78.79
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                       Comb
                           Number                   Pool By     Avg.      Avg.       Avg.              LTV     Pct.     Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb   (incld.   Full     Owner
Credit Score                Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
740 & Above                   345  $   92,525,691       4.45%     7.10%      763   $268,190   81.42%   95.91%  17.39%    84.81%
720 - 739                     359      89,005,534       4.28     7.066       729    247,926   82.01    95.82   17.57     87.32
700 - 719                     513     120,044,723       5.77     7.129       709    234,005   81.95    96.57   14.51     89.16
680 - 699                     844     193,220,788       9.28     7.135       689    228,935   81.76    96.12   17.19     90.08
660 - 679                     960     228,343,326      10.97      7.24       669    237,858   81.19    95.77   21.16     89.07
640 - 659                   1,210     281,034,113       13.5     7.301       649    232,260   80.58     94.7   24.39     92.75
620 - 639                   1,632     361,916,472      17.39     7.378       629    221,763      81    94.95    26.4     92.56
600 - 619                   1,089     194,994,453       9.37      7.53       609    179,058   82.44    90.26   58.43     92.39
580 - 599                   1,415     183,267,046       8.81     8.068       589    129,517   83.83    90.05   70.58     93.51
560 - 579                     901     148,983,844       7.16     7.918       570    165,354   81.92    85.58   70.07     95.32
540 - 559                     308      66,947,533       3.22     8.149       550    217,362   79.53     80.9   67.99     94.89
520 - 539                     235      46,682,972       2.24     8.381       529    198,651   74.55    75.19   72.21     95.39
500 - 519                     359      72,953,161       3.51     8.468       507    203,212   74.24    74.91   71.94     97.46
1 - 499                         7       1,231,314       0.06     8.711       495    175,902   78.55    79.49   95.95       100
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

4. Lien

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                       Comb
                           Number                   Pool By     Avg.      Avg.       Avg.              LTV     Pct.     Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb   (incld.   Full     Owner
Lien                        Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
1                           8,512  $1,998,239,683      96.02%     7.34%      638   $234,756   80.40%   91.83%  36.42%    91.45%
2                           1,665      82,911,287       3.98    11.101       630     49,797   99.62    99.62   57.47     99.96
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

5. Combined Original LTV

-------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                       Comb
                           Number                   Pool By     Avg.      Avg.       Avg.              LTV     Pct.     Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb   (incld.   Full     Owner
Combined Original LTV       Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  260  $   49,719,663       2.39%     7.21%      593   $191,229   50.04%   50.86%  52.96%    89.53%
60.01 - 70.00                 359      81,795,018       3.93     7.277       584    227,841   66.98    67.25   57.63     90.97
70.01 - 80.00               5,826   1,438,028,332       69.1     7.134       647    246,829   79.55    95.11   29.96     96.81
80.01 - 85.00                 535     129,415,542       6.22     7.798       611    241,898   84.61    85.67   47.77     81.89
85.01 - 90.00               1,124     222,974,725      10.71      8.13       634    198,376    89.8    90.86   46.59     63.21
90.01 - 95.00                 357      62,831,667       3.02     8.411       617    175,999   94.79    95.14   68.23     90.45
95.01 - 100.00              1,716      96,386,023       4.63     10.631      630     56,169   99.92    99.92   64.79     98.89
-------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
-------------------------------------------------------------------------------------------------------------------------------

6. Combined LTV with Silent2nds

-------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                       Comb
                           Number                   Pool By     Avg.      Avg.       Avg.              LTV     Pct.     Pct.
Combined LTV with            of       Principal    Principal    Gross    Current  Principal   Comb   (incld.   Full     Owner
Silent2nds                  Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  254  $   48,791,075       2.34%     7.21%      592   $192,091   50.04%   50.04%  53.39%    89.33%
60.01 - 70.00                 353      80,706,778       3.88     7.272       583    228,631   66.97    66.97   58.12     91.43
70.01 - 80.00               1,171     295,423,251       14.2     7.435       595    252,283    77.9    77.92   54.83     85.66
80.01 - 85.00                 471     121,560,609       5.84     7.725       612    258,090   84.51    84.59   47.38     83.96
85.01 - 90.00               1,004     223,743,519      10.75     7.939       636    222,852   88.63    89.77   44.62     70.31
90.01 - 95.00                 473      98,836,794       4.75     7.853       632    208,957   88.84    94.69   55.32     92.15
95.01 - 100.00              6,451   1,212,088,943      58.24     7.393       657    187,892   81.83    99.96   27.08     98.12
-------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
-------------------------------------------------------------------------------------------------------------------------------

7. Original LTV

-------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                       Comb
                           Number                   Pool By     Avg.      Avg.       Avg.              LTV     Pct.     Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb   (incld.   Full     Owner
Original LTV                Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                1,925  $  132,630,950       6.37%     9.64%      616   $ 68,899   81.04%   81.34%  55.78%    96.05%
60.01 - 70.00                 359      81,795,018       3.93     7.277       584    227,841   66.98    67.25   57.63     90.97
70.01 - 80.00               5,826   1,438,028,332       69.1     7.134       647    246,829   79.55    95.11   29.96     96.81
80.01 - 85.00                 534     129,400,972       6.22     7.798       611    242,324   84.61    85.67   47.78     81.89
85.01 - 90.00               1,107     222,036,501      10.67     8.116       634    200,575    89.8    90.87    46.6     63.06
90.01 - 95.00                 300      60,019,472       2.88     8.297       616    200,065   94.79    95.15   68.94     90.03
95.01 - 100.00                126      17,239,726       0.83     8.446       628    136,823   99.93    99.93   96.88     93.93
-------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
-------------------------------------------------------------------------------------------------------------------------------

8. Documentation

-------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                       Comb
                           Number                   Pool By     Avg.      Avg.       Avg.              LTV     Pct.     Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb   (incld.   Full     Owner
Documentation               Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------------
STATED DOC                  5,122  $1,240,243,789      59.59%     7.50%      658   $242,141   80.65%   94.11%   0.00%    91.84%
FULL DOC                    4,708     775,339,847      37.26     7.478       607    164,686   81.82    88.81     100      91.4
LIMITED DOC                   347      65,567,334       3.15     7.493       617    188,955   83.31    94.28       0     95.28
-------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
-------------------------------------------------------------------------------------------------------------------------------

9. Purpose

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By      Avg.      Avg.     Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb   (incld.   Full     Owner
Purpose                     Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
PURCHASE                    7,000  $1,355,360,976      65.13%     7.48%      654   $193,623   82.37%   97.66%  27.08%    92.36%
CASHOUT REFI                2,957     682,763,842      32.81     7.507       607    230,897   78.96     81.7   55.49     90.54
RATE/TERM REFI                220      43,026,152       2.07     7.468       606    195,573   78.37    84.03   68.51     93.48
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

10. Occupancy

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                       Comb
                           Number                   Pool By     Avg.      Avg.      Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb   (incld.   Full    Owner
Occupancy                   Loans      Balance      Balance    Coupon     FICO     Balance    LTV      SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED              9,159  $1,910,205,658      91.79%     7.43%      636   $208,561   80.90%   92.70%  37.10%   100.00%
INVESTOR                      945     155,242,703       7.46     8.254       657    164,278   83.89    85.76   36.96         0
SECOND HOME                    73      15,702,609       0.75     7.549       652    215,104   87.23    87.49   59.38         0
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

11. Property Type

------------------------------------------------------------------------------------------------------------------------------
                                                   Pct. Of    Weighted  Weighted                       Comb
                           Number                  Pool By      Avg.      Avg.      Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb   (incld.   Full     Owner
Property Type               Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY               7,280  $1,471,274,461      70.70%     7.49%      636   $202,098   80.98%   91.89%  37.03%    93.40%
PUD                         1,289     279,392,673      13.42     7.417       631    216,751   81.27    93.12   44.91     96.42
2-4 FAMILY                    720     173,853,633       8.35     7.606       654    241,463   81.72    90.78   29.77     74.28
CONDO                         861     152,922,394       7.35     7.501       650    177,610   82.07    94.25   33.61     87.78
TOWNHOUSE                      27       3,707,808       0.18      8.01       632    137,326   84.45    95.04   49.88     88.83
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

12. State

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                       Comb
                           Number                   Pool By     Avg.      Avg.      Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal   Gross    Current   Principal   Comb   (incld.   Full    Owner
State                       Loans      Balance      Balance    Coupon     FICO     Balance    LTV      SS)     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------
CA                          2,932  $  927,983,670      44.59%     7.20%      646   $316,502   79.90%   91.92%  27.69%    94.57%
FL                            874     153,022,992       7.35     7.637       635    175,084    81.2    90.99   35.81     90.68
IL                            796     117,197,317       5.63     7.793       638    147,233   82.37     93.7   38.07     91.44
NJ                            372      88,170,082       4.24     7.682       643    237,016   82.03    90.54   30.84     88.48
WA                            448      77,707,644       3.73     7.444       627    173,455   82.11    94.14   53.06     94.99
MD                            338      77,538,632       3.73     7.409       630    229,404   81.12    91.27    40.5     95.59
TX                            643      75,059,674       3.61     7.832       619    116,734   81.03    93.34   54.61      92.1
VA                            273      73,296,569       3.52      7.49       640    268,486   80.74    93.18    30.1     96.29
NY                            219      61,565,068       2.96     7.555       647    281,119   80.42    90.41   25.34     85.56
GA                            388      46,214,672       2.22     8.041       626    119,110   84.76    94.04   60.65     83.78
Other                       2,894     383,394,649      18.42     7.883       625    132,479   83.29    92.42    55.4     85.97
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

13. Zip

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                       Comb
                           Number                   Pool By     Avg.      Avg.      Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal   Gross    Current   Principal   Comb   (incld.   Full    Owner
Zip                         Loans      Balance      Balance    Coupon     FICO     Balance    LTV      SS)     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------
94509                          39  $   11,705,116       0.56%     7.23%      660   $300,131   81.89%   95.55%  23.85%    96.77%
94565                          34      11,073,555       0.53     6.839       662    325,693   79.78     93.8   28.48      94.4
94605                          24       9,123,466       0.44     7.178       645    380,144   80.81    91.71   18.58     89.93
95206                          31       9,071,353       0.44     7.004       670    292,624   79.93    94.35   11.45     97.86
94591                          24       8,431,306       0.41     7.282       658    351,304   81.83    94.52   50.22     91.92
94531                          18       8,364,509        0.4     7.083       643    464,695   77.16    89.82    16.5       100
22193                          25       7,394,040       0.36     7.146       660    295,762    81.3    96.58   28.73       100
95122                          17       7,334,782       0.35     7.374       645    431,458   81.51    92.78   20.74       100
94541                          16       7,110,985       0.34     7.276       680    444,437   81.34    93.75    5.96     83.54
94112                          12       6,725,100       0.32     7.059       655    560,425   80.21    96.18   26.14       100
Other                       9,937   1,994,816,758      95.85     7.505       637    200,746   81.19    92.06   37.86     91.63
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

14. Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.               LTV     Pct.     Pct.
Remaining Months to          of       Principal    Principal   Gross     Current  Principal   Comb   (incld.   Full     Owner
Maturity                    Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
1 - 180                        46  $    3,304,610       0.16%     8.22%      639   $ 71,839   73.80%   75.29%  64.16%    93.07%
181 - 240                      34       1,841,049       0.09    10.162       645     54,149   92.79    92.79   41.81     96.16
241 - 360                   6,024     927,597,878      44.57     7.904       623    153,984   81.99    89.19   55.56     88.52
361 >=                      4,073   1,148,407,432      55.18     7.149       649    281,956   80.51    94.57   22.39     94.41
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

15. Amortization Type

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb   (incld.   Full     Owner
Amortization Type           Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
15 YR FIXED                    46  $    3,304,610       0.16%     8.22%      639   $ 71,839   73.80%   75.29%  64.16%    93.07%
2 YR ARM                    2,832     508,170,166      24.42     7.866       605    179,439    80.8     87.7   53.18      86.1
2 YR ARM 40/40              3,366     977,509,519      46.97     7.127       650    290,407   80.58    95.01   20.26     94.83
2 YR ARM IO                   371     117,268,805       5.63     6.891       675    316,088   80.13    94.27   53.13     91.19
20 YR FIXED                    34       1,841,049       0.09    10.162       645     54,149   92.79    92.79   41.81     96.16
3 YR ARM                      449      81,697,563       3.93     7.644       622    181,954   80.99    88.94   49.72      86.8
3 YR ARM 40/40                565     137,581,239       6.61     7.292       646    243,507   80.71    93.89   28.69     92.54
3 YR ARM IO                    72      21,090,298       1.01     6.699       673    292,921   79.78    88.25   60.28      93.9
30 YR FIXED                 2,195     173,173,839       8.32     9.101       633     78,895   87.69    90.74    65.6     95.41
40 YR FIXED                   142      33,316,673        1.6     7.214       646    234,624   77.75    84.61   58.77      89.8
5 YR ARM                       47      11,751,151       0.56     6.702       651    250,024   78.95    86.34    73.4     87.73
5 YR ARM IO                    14       3,189,975       0.15     6.846       670    227,855   82.85    84.34   89.66     52.26
6 MO ARM                       44      11,256,081       0.54     7.487       629    255,820   81.39    87.37   39.13     77.57
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

16. 40 Year Mortgages (Balloon)

17. Initial Periodic Cap

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb   (incld.   Full     Owner
Initial Periodic Cap        Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
<= 0.00                     2,417  $  211,636,172      10.17%     8.80%      635   $ 87,562   85.96%   89.55%  64.29%    94.49%
0.51 - 1.00                   449     134,976,400       6.49     6.975       667    300,616   80.31    93.36   52.65     90.05
1.51 - 2.00                 6,156   1,476,863,445      70.96     7.378       635    239,906   80.65    92.54   31.29     91.85
2.51 - 3.00                 1,155     257,674,953      12.38     7.326       641    223,095   80.69    91.35   41.18     90.08
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

18. Periodic Cap

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb   (incld.   Full     Owner
Periodic Cap                Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
<= 0.00                     2,417  $  211,636,172      10.17%    8.80%       635   $ 87,562   85.96%   89.55%  64.29%    94.49%
0.51 - 1.00                 7,760   1,869,514,798      89.83     7.342       638    240,917   80.63    92.43   34.19     91.48
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%    7.49%       638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

19. Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.              LTV     Pct.     Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb   (incld.   Full     Owner
Months to Rate Reset        Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
<= 0                        2,417  $  211,636,172      10.17%    8.80%       635   $ 87,562   85.96%   89.55%  64.29%    94.49%
12-Jan                         56      12,071,534       0.58     7.509       628    215,563   81.12    86.98   41.26     76.48
13 - 24                     6,557   1,602,133,037      76.98     7.344       638    244,339   80.62    92.64   33.08     91.81
25 - 36                     1,086     240,369,101      11.55     7.359       640    221,334   80.72    91.72   38.61     90.71
49 >=                          61      14,941,126       0.72     6.733       655    244,936   79.78    85.92   76.87     80.15
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%    7.49%       638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

20. Life Maximum Rate

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.              LTV     Pct.    Pct.
                             of      Principal     Principal   Gross     Current  Principal   Comb  (incld.   Full   Owner
Life Maximum Rate          Loans      Balance       Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
9.00 & Below                2,417  $  211,636,172      10.17%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
11.01 - 11.50                  24       7,838,472       0.38     5.413       661    326,603  74.26    85.33  79.58     99.32
11.51 - 12.00                 262      79,157,599        3.8     5.817       659    302,128  78.02    90.61  80.75     97.12
12.01 - 12.50                 746     212,420,286      10.21     6.311       657    284,746  78.99    93.24  53.59     97.11
12.51 - 13.00               1,667     472,956,719      22.73     6.789       656    283,717  79.36    94.32  28.89     96.86
13.01 - 13.50               1,591     411,997,180       19.8     7.277       646    258,955  80.22    94.54  22.06     95.56
13.51 - 14.00               1,327     319,297,486      15.34     7.761       626    240,616  80.83    91.43  27.19     92.54
14.01 - 14.50                 799     160,640,296       7.72     8.261       608    201,052  83.33    89.43  37.45     80.46
14.51 - 15.00                 663     115,007,850       5.53     8.744       597    173,466  84.99    88.63  40.97     74.91
15.01 & Above                 681      90,198,910       4.33     9.563       586    132,451  84.75       87  37.32     62.77
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

21. Margin

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.              LTV     Pct.    Pct.
                             of      Principal     Principal   Gross     Current  Principal   Comb  (incld.   Full   Owner
Margin                     Loans      Balance       Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
0.99 & Below                2,417  $  211,636,172      10.17%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
4.50 - 4.99                 7,157   1,723,811,668      82.83     7.285       644    240,857  80.93    93.45   32.2     91.15
5.00 - 5.49                     1         179,405       0.01      9.05       737    179,405     90       90      0         0
5.50 - 5.99                   357      83,755,708       4.02     8.058       559    234,610  78.94    80.01  64.78     93.26
6.00 - 6.49                     1         774,520       0.04     6.775       616    774,520     80       95    100       100
6.50 - 6.99                   244      60,993,497       2.93     7.977       579    249,973  74.37    80.87  47.77     98.43
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

22. Interest Only

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.              LTV     Pct.    Pct.
                             of      Principal     Principal   Gross     Current  Principal   Comb  (incld.   Full   Owner
Interest Only              Loans      Balance       Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
N                           9,720  $1,939,601,892      93.20%     7.54%      635   $199,548  81.24%   92.07% 35.96%    91.86%
Y                             457     141,549,078        6.8     6.861       675    309,735  80.14    93.15  55.02     90.72
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

23. UNITS

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.              LTV     Pct.    Pct.
                             of      Principal     Principal   Gross     Current  Principal   Comb  (incld.   Full   Owner
UNITS                      Loans      Balance       Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
1                           9,457  $1,907,297,337      91.65%     7.48%      636   $201,681  81.12%   92.26% 37.94%    93.38%
2                             615     139,928,438       6.72     7.588       654    227,526  82.15    93.14  26.53     82.03
3                              67      20,209,953       0.97     7.593       654    301,641  79.62    80.89  43.48     50.68
4                              38      13,715,242       0.66     7.804       654    360,927  80.35    81.27  42.63     30.07
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

24. CITY

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.              LTV     Pct.    Pct.
                             of      Principal     Principal   Gross     Current  Principal   Comb  (incld.   Full   Owner
CITY                       Loans      Balance       Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
CHICAGO                       314  $   49,730,306       2.39%     7.72%      644   $158,377  82.91%   94.49% 35.67%    86.86%
SACRAMENTO                    144      38,125,241       1.83     7.122       642    264,759   80.6    92.64  31.03      94.6
LOS ANGELES                   132      46,021,118       2.21     7.194       641    348,645  78.73    89.21  29.74     94.72
MIAMI                         122      21,913,823       1.05     7.517       651    179,622  81.28    94.13  37.62     92.68
SAN JOSE                      111      46,872,321       2.25     7.278       642    422,273  80.25    92.27  20.08     97.75
Other                       9,354   1,878,488,162      90.26     7.504       637    200,822  81.22    92.11  38.03     91.63
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold.

The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material.

We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

% of collateral with prepayment penalties                                 70%
% of collateral with LTV <= 55                                          5.51%
% of silent seconds in the collateral and
  the weighted average FICO of the collateral
pool including silent seconds                                          24.60%     656

weighted average months to roll (the summary                        23 months
page that you sent out gives a good
breakdown by ranges, but it would be helpful
to get an exact number)

Any DTI info, for the entire pool or for the             Weighted Average DTI:  41.83
IO portion only would be helpful               Weighted Average DTI (IO ONLY):  42.01

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold.

The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material.

We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

STATES ALL

--------------------------------------------------------------------------------------------------------------------
                                    Pct. Of   Weighted  Weighted
                                    Pool By     Avg.      Avg.       Avg.              Comb LTV               Pct.
STATES  Number of     Principal    Principal   Gross     Current  Principal            (incld.   Pct. Full   Owner
  ALL     Loans        Balance      Balance    Coupon     FICO     Balance   Comb LTV     SS)       Doc     Occupied
--------------------------------------------------------------------------------------------------------------------
AK             59  $   11,458,090      0.55%     7.61%     652     $194,205    82.37%    96.57%     54.02%    89.33%
AL             49       3,252,047      0.16     9.141      608       66,368    85.69     95.38      70.22     84.71
AR             16       1,302,543      0.06     9.226      588       81,409    93.23     93.72      86.91     87.68
AZ            213      36,929,293      1.77     7.495      612      173,377    81.01     87.81      63.96     93.66
CA          2,932     927,983,670     44.59     7.198      646      316,502     79.9     91.92      27.69     94.57
CO            269      37,251,435      1.79       7.6      624      138,481    83.18     94.68      59.62     94.11
CT             84      16,238,720      0.78     7.622      628      193,318    80.47     91.37      46.53     94.68
DC             24       5,861,216      0.28     7.555      613      244,217    75.85     81.69      57.78      83.1
DE              4         641,992      0.03     7.556      585      160,498    81.42      91.5      49.29       100
FL            874     153,022,992      7.35     7.637      635      175,084     81.2     90.99      35.81     90.68
GA            388      46,214,672      2.22     8.041      626      119,110    84.76     94.04      60.65     83.78
HI             28      11,086,958      0.53      7.18      623      395,963    80.33     86.52      54.07     81.06
IA             20       1,072,417      0.05     9.066      591       53,621    89.05     96.61      90.61       100
ID             10       1,071,610      0.05     7.913      610      107,161    82.03     90.89      50.92     73.26
IL            796     117,197,317      5.63     7.793      638      147,233    82.37      93.7      38.07     91.44
IN             83       6,307,074       0.3     8.352      615       75,989    87.04     94.22      68.32     66.89
KS             27       1,762,048      0.08     8.929      603       65,261    88.47     90.75      74.55     72.88
KY             27       2,068,073       0.1      8.12      618       76,595    83.63     93.88      80.83     93.32
LA             29       1,449,225      0.07     9.405      604       49,973    88.15     96.84      83.77       100
MA             91      21,658,475      1.04     7.784      666      238,005    81.27     92.34      27.12     75.24
MD            338      77,538,632      3.73     7.409      630      229,404    81.12     91.27       40.5     95.59
ME              7       1,563,504      0.08     7.818      618      223,358    77.25     86.24      55.06     86.65
MI            276      26,618,291      1.28     8.527      621       96,443    86.84     93.35      54.48     71.23
MN             54       9,959,887      0.48     7.743      629      184,442    83.32     95.01      43.87     88.56
MO            105       8,913,621      0.43      8.82      614       84,892     86.6     92.29      61.44     67.61
MT             16       2,671,877      0.13      7.32      671      166,992    86.59     93.43      49.15     72.17
NC            135      14,390,786      0.69     8.303      604      106,598    83.53     93.71      66.56     79.98
ND              2          35,702         0    11.557      589       17,851      100       100        100       100
NE             53       3,781,085      0.18     8.982      602       71,341    83.71     93.02      70.23     95.41
NH             18       3,247,178      0.16     7.838      605      180,399    80.35     86.69      36.89     94.74
NJ            372      88,170,082      4.24     7.682      643      237,016    82.03     90.54      30.84     88.48
NM             23       3,159,574      0.15     8.401      619      137,373    88.14     93.94      59.61     83.85
NV             96      20,726,979         1     7.386      637      215,906    80.27     92.38      37.99     91.75
NY            219      61,565,068      2.96     7.555      647      281,119    80.42     90.41      25.34     85.56
OH            107      10,797,638      0.52     8.315      630      100,913    90.57     92.89      72.43     59.59
OK             57       4,209,288       0.2     8.482      625       73,847    85.21      96.2      54.89     91.19
OR            191      31,470,359      1.51     7.469      635      164,766    82.35     93.47      56.35     92.11
PA            210      23,170,104      1.11     8.006      613      110,334    82.55     90.57      56.09     89.28
RI             34       5,680,687      0.27     7.645      635      167,079    80.23     94.73      33.82     95.72
SC             63       6,476,973      0.31     8.272      613      102,809    84.05     91.85      67.63     86.37
SD             13         768,099      0.04     9.171      615       59,085    87.88     94.82      70.69       100
TN            182      21,395,252      1.03     7.935      620      117,556    86.88     94.75      62.27     92.42
TX            643      75,059,674      3.61     7.832      619      116,734    81.03     93.34      54.61      92.1
UT             81       9,436,628      0.45     7.945      634      116,502    82.77     94.95       35.3     78.47
VA            273      73,296,569      3.52      7.49      640      268,486    80.74     93.18       30.1     96.29
WA            448      77,707,644      3.73     7.444      627      173,455    82.11     94.14      53.06     94.99
WI            113      11,349,990      0.55     8.397      610      100,442    84.98     93.53      62.38     81.15
WV             17       2,903,502      0.14     7.601      628      170,794    83.65     91.42      63.67       100
WY              8       1,256,426      0.06     7.608      605      157,053    86.72     91.35         62     70.65
--------------------------------------------------------------------------------------------------------------------
Total:     10,177  $2,081,150,970    100.00%     7.49%     638     $204,496    81.17%    92.14%     37.26%    91.79%
--------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material.

We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

FICO ARM

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Credit Score                Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------
740 & Above                   274  $   85,128,588       4.55%     7.02%      763   $310,688  80.91%   96.14% 15.69%    84.75%
720 - 739                     276      79,892,570       4.27     6.965       729    289,466  81.22    96.26  14.53     86.49
700 - 719                     401     108,933,856       5.83     7.003       709    271,656  81.16    96.91  12.82      89.6
680 - 699                     634     169,785,705       9.08     7.013       689    267,801     81    96.78   14.2     89.31
660 - 679                     809     208,912,809      11.17     7.202       669    258,236  81.04    96.49  19.03     89.41
640 - 659                   1,055     261,631,376      13.99     7.244       649    247,992  80.59    95.25  21.99     92.79
620 - 639                   1,420     336,492,989         18     7.313       629    236,967  80.87    95.45  24.12     92.27
600 - 619                     759     166,473,618        8.9     7.262       609    219,333  81.67    90.43  54.76      91.2
580 - 599                     700     143,323,720       7.67     7.436       589    204,748  81.85    89.31  64.58     91.97
560 - 579                     588     130,056,219       6.96     7.625       570    221,184  80.99    84.96  68.02      95.6
540 - 559                     271      61,341,200       3.28     8.154       550    226,351  80.16    81.64   66.7     94.81
520 - 539                     218      44,423,762       2.38     8.374       529    203,779  74.86     75.5  71.63     95.23
500 - 519                     348      71,887,073       3.85      8.46       507    206,572  74.22    74.86   71.9     97.42
1 - 499                         7       1,231,314       0.07     8.711       495    175,902  78.55    79.49  95.95       100
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

FICO FIXED

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Credit Score                Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
740 & Above                    71  $  7,397,103       3.50%     8.08%      765   $104,185  87.24%   93.31% 36.99%    85.51%
720 - 739                      83     9,112,964       4.31     7.948       730    109,795     89    91.93  44.22     94.55
700 - 719                     112    11,110,867       5.25     8.361       709     99,204  89.61    93.17  31.11     84.84
680 - 699                     210    23,435,083      11.07     8.023       688    111,596  87.23    91.36  38.78     95.65
660 - 679                     151    19,430,517       9.18     7.645       670    128,679  82.75    88.06  44.12     85.42
640 - 659                     155    19,402,737       9.17      8.07       649    125,179  80.41    87.19  56.71     92.12
620 - 639                     212    25,423,484      12.01     8.238       629    119,922  82.73    88.46  56.67     96.38
600 - 619                     330    28,520,835      13.48     9.095       610     86,427   86.9    89.25  79.81     99.34
580 - 599                     715    39,943,326      18.87    10.336       589     55,865  90.92    92.71  92.11     99.03
560 - 579                     313    18,927,625       8.94     9.934       574     60,472  88.27    89.82  84.14     93.42
540 - 559                      37     5,606,333       2.65     8.096       548    151,523  72.71    72.87  82.18     95.73
520 - 539                      17     2,259,210       1.07      8.53       529    132,895  68.54    69.05  83.55     98.42
500 - 519                      11     1,066,089        0.5     9.001       506     96,917  75.55    78.05  74.76       100
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold.

The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material.

We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                     GROUP 1

1. Current Principal Balance

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Current Principal Balance   Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                  300  $ 12,829,327       1.58%     9.18%      612   $ 42,764  81.93%   88.08% 63.40%    63.61%
$50,001 - $75,000             473    30,029,371        3.7     8.938       616     63,487  82.36     91.8  55.11     65.92
$75,001 - $100,000            630    55,399,384       6.83      7.98       620     87,936  81.41     91.4  63.16     76.04
$100,001 - $125,000           625    69,953,839       8.63     7.796       616    111,926  81.12    91.72  58.31     84.76
$125,001 - $150,000           595    81,709,095      10.08     7.629       622    137,326  79.98    89.99  55.29     87.57
$150,001 - $200,000         1,035   181,018,048      22.33     7.469       621    174,897  79.59     88.4  54.18     88.05
$200,001 - $250,000           619   137,765,709      16.99     7.404       625    222,562  79.54    87.61  46.67     85.53
$250,001 - $300,000           516   141,078,495       17.4     7.259       623    273,408  79.67     86.7  44.35     88.96
$300,001 - $350,000           239    75,878,799       9.36     7.205       640    317,485  80.44    87.63  39.71      87.6
$350,001 - $400,000            25     9,318,981       1.15     7.539       623    372,759   81.3    83.22  39.87     59.82
$400,001 - $450,000            19     7,918,951       0.98     7.198       656    416,787   78.4    82.61  42.26     62.86
$450,001 - $500,000            12     5,714,221        0.7     6.999       624    476,185  78.86    81.38  41.52     67.16
$500,001 - $550,000             4     2,103,506       0.26     7.871       690    525,877  82.32    82.32   75.3         0
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

2. Current Rate

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Current Rate                Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49                     6  $  1,424,430       0.18%     5.37%      665   $237,405  65.42%   72.94% 75.25%    96.25%
5.50 - 5.99                   125    25,931,244        3.2      5.79       651    207,450   76.5    85.77  87.59     94.08
6.00 - 6.49                   394    80,103,862       9.88     6.269       640    203,309   76.5    86.56  75.97     94.13
6.50 - 6.99                   811   157,995,520      19.49     6.743       642    194,816  77.91    89.18  55.66     92.84
7.00 - 7.49                   858   152,868,402      18.86     7.238       632    178,168  79.11    90.06  40.94      92.8
7.50 - 7.99                   907   144,272,484       17.8     7.721       619    159,066  79.89    88.35   41.8     88.11
8.00 - 8.49                   630    93,251,927       11.5      8.22       609    148,019  83.41    88.67  49.86     72.37
8.50 - 8.99                   641    85,266,923      10.52     8.711       598    133,022  83.57    87.77  46.57     71.17
9.00 & Above                  720    69,602,933       8.59     9.607       593     96,671  85.04    87.94  43.19     56.76
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Credit Score                Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
740 & Above                   120  $ 20,401,830       2.52%     7.25%      765   $170,015  81.82%   90.03% 28.69%    61.46%
720 - 739                     135    24,550,469       3.03     7.241       728    181,855  82.57    93.75  20.61     70.48
700 - 719                     214    38,024,757       4.69     7.259       709    177,686  81.89    94.53  21.89     76.78
680 - 699                     347    64,756,761       7.99     7.195       689    186,619  81.65     93.1  30.29     72.87
660 - 679                     450    73,717,614       9.09     7.418       669    163,817  81.69    92.74  30.65     75.79
640 - 659                     607    91,995,616      11.35     7.465       649    151,558  80.54    92.41  35.16     83.82
620 - 639                     853   132,772,898      16.38     7.506       629    155,654  81.19    92.22  36.94     83.84
600 - 619                     584    90,939,621      11.22     7.359       609    155,719  80.86    87.95  66.21     86.85
580 - 599                     592    88,818,810      10.96     7.465       589    150,032  80.07    87.56     77     89.42
560 - 579                     469    72,350,034       8.92     7.702       571    154,264  80.06    84.62  76.52     95.56
540 - 559                     232    37,239,517       4.59     8.023       550    160,515  77.09    78.21  72.59     93.26
520 - 539                     190    27,321,668       3.37     8.373       529    143,798  73.59    74.68  77.34     94.22
500 - 519                     293    46,983,032        5.8      8.54       507    160,352  73.26    73.98  76.55     96.05
1 - 499                         6       845,100        0.1     8.944       493    140,850  77.89    79.26  94.09       100
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

4. Lien

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Lien                        Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
1                           5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

5. Combined Original LTV

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.   Full     Owner
Combined Original LTV       Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  228    $ 38,200,998       4.71%     7.24%      589   $167,548  49.61%   50.13%  54.50%    90.61%
60.01 - 70.00                 291      51,459,634       6.35     7.332       580    176,837  66.98    67.35   61.04     91.18
70.01 - 80.00               2,989     483,521,943      59.64     7.285       629    161,767  79.29    92.67   45.96     93.65
80.01 - 85.00                 386      66,822,872       8.24     7.931       614    173,116  84.61    85.76   53.48     69.52
85.01 - 90.00                 866     123,299,713      15.21     8.252       639    142,378  89.79    91.26   51.34     49.84
90.01 - 95.00                 226      36,012,934       4.44     8.372       614    159,349  94.74    95.19   76.06     86.52
95.01 - 100.00                106      11,399,632       1.41     8.624       630    107,544  99.94    99.94   95.28     97.34
-----------------------------------------------------------------------------------------------------------------------------
Total:                      5,092    $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49%  50.79%    84.43%
-----------------------------------------------------------------------------------------------------------------------------

6. Combined LTV with Silent2nds

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
Combined LTV with            of       Principal    Principal   Gross     Current  Principal  Comb   (incld.   Full     Owner
Silent2nds                  Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  225    $ 37,653,658       4.64%     7.25%      589   $167,350  49.56%   49.56%  54.54%    90.48%
60.01 - 70.00                 286      50,754,691       6.26     7.335       579    177,464  66.98    66.98   61.43     91.99
70.01 - 80.00                 860     152,676,846      18.83     7.534       589    177,531  77.78    77.81   61.91     82.15
80.01 - 85.00                 331      61,371,072       7.57     7.842       615    185,411  84.58    84.58   54.12     72.02
85.01 - 90.00                 725     112,250,106      13.85      8.07       638    154,828  89.03    89.73   51.65     57.53
90.01 - 95.00                 283      47,660,400       5.88     7.967       625    168,411  90.45    94.63   66.49     86.12
95.01 - 100.00              2,382     348,350,953      42.97     7.353       646    146,243   81.3    99.96   40.94      94.3
-----------------------------------------------------------------------------------------------------------------------------
Total:                      5,092    $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49%  50.79%    84.43%
-----------------------------------------------------------------------------------------------------------------------------

7. Original LTV

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.   Full     Owner
Original LTV                Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  228    $ 38,200,998       4.71%     7.24%      589   $167,548  49.61%   50.13%  54.50%    90.61%
60.01 - 70.00                 291      51,459,634       6.35     7.332       580    176,837  66.98    67.35   61.04     91.18
70.01 - 80.00               2,989     483,521,943      59.64     7.285       629    161,767  79.29    92.67   45.96     93.65
80.01 - 85.00                 386      66,822,872       8.24     7.931       614    173,116  84.61    85.76   53.48     69.52
85.01 - 90.00                 866     123,299,713      15.21     8.252       639    142,378  89.79    91.26   51.34     49.84
90.01 - 95.00                 226      36,012,934       4.44     8.372       614    159,349  94.74    95.19   76.06     86.52
95.01 - 100.00                106      11,399,632       1.41     8.624       630    107,544  99.94    99.94   95.28     97.34
-----------------------------------------------------------------------------------------------------------------------------
Total:                      5,092    $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49%  50.79%    84.43%
-----------------------------------------------------------------------------------------------------------------------------

8. Documentation

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.   Full     Owner
Documentation               Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
FULL DOC                    2,743    $411,727,745      50.79%     7.39%      602   $150,101  80.35%   86.74% 100.00%    87.13%
STATED DOC                  2,221     377,826,691       46.6     7.746       649    170,116  79.78    90.19       0     81.07
LIMITED DOC                   128      21,163,289       2.61     7.323       601    165,338  81.83    92.03       0     91.99
-----------------------------------------------------------------------------------------------------------------------------
Total:                      5,092    $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49%  50.79%    84.43%
-----------------------------------------------------------------------------------------------------------------------------

9. Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full   Owner
Purpose                     Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
PURCHASE                    2,790  $396,217,257      48.87%    7.60%       645   $142,013  82.52%  96.81%  40.13%    80.23%
CASHOUT REFI                2,136   387,690,912      47.82    7.506        604    181,503  77.81   80.31   60.47     88.08
RATE/TERM REFI                166    26,809,557       3.31    7.556        597    161,503   78.1   83.76   68.17     93.75
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%    7.55%       624   $159,214  80.12%  88.49%  50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

10. Occupancy

---------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full     Owner
Occupancy                   Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED             4,167   $684,509,897      84.43%     7.42%      618   $164,269  79.30%   88.81% 52.41%    100.00%
INVESTOR                     866    115,756,274      14.28     8.321       654    133,668  84.18    86.47  40.46          0
SECOND HOME                   59     10,451,555       1.29     7.783       653    177,145  89.24    89.63  58.86          0
---------------------------------------------------------------------------------------------------------------------------
Total:                     5,092   $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%     84.43%
---------------------------------------------------------------------------------------------------------------------------

11. Property Type

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full   Owner
Property Type               Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY               3,697  $560,046,466     69.08%     7.59%       619   $151,487  79.85%   87.83%  52.70%   86.96%
PUD                           595   107,570,975     13.27     7.334        623    180,792  80.48    92.04   52.31    94.81
2-4 FAMILY                    350    71,870,675      8.87     7.634        642    205,345  80.61    85.21   44.45    52.55
CONDO                         436    69,484,967      8.57     7.475        643    159,369  81.21     91.6   39.56    81.17
TOWNHOUSE                      14     1,744,643      0.22     7.861        627    124,617  82.08    92.29   50.67    76.25
Total:                      5,092  $810,717,725    100.00%     7.55%       624   $159,214  80.12%   88.49%  50.79%   84.43%
---------------------------------------------------------------------------------------------------------------------------

12. State

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV    Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.  Full   Owner
State                       Loans     Balance     Balance    Coupon     FICO     Balance     LTV     SS)    Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
CA                            737  $172,469,880      21.27%     7.12%      623   $234,016  75.15%   81.05% 43.77%   84.45%
FL                            431    68,487,401       8.45     7.654       624    158,903  80.09    85.95  42.58    82.06
IL                            399    66,144,310       8.16     7.524       628    165,775  81.08    91.86  45.97    86.69
WA                            268    49,645,225       6.12     7.161       626    185,243   80.9    92.86  59.83    93.59
MD                            232    44,372,823       5.47     7.468       622    191,262  81.41    91.02  44.46    94.93
TX                            440    41,964,286       5.18     8.029       614     95,373  80.88    92.55  60.44    86.83
NJ                            163    36,836,112       4.54     7.605       629    225,988  80.45    84.69  45.88     79.3
GA                            236    29,807,608       3.68     7.917       624    126,303  84.01    93.21  60.07    76.03
VA                            138    29,649,845       3.66     7.425       644    214,854  79.36    91.95  27.93    94.83
CO                            164    26,880,934       3.32     7.254       626    163,908  81.82    94.06  61.12    91.84
Other                       1,884   244,459,302      30.15     7.848       621    129,755  82.24    90.45  58.23    80.02
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%   84.43%
--------------------------------------------------------------------------------------------------------------------------

13. Zip

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Zip                        Loans      Balance     Balance    Coupon     FICO     Balance     LTV    SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
22193                          15  $  4,125,890       0.51%     7.17%      662   $275,059  79.77%   96.14% 24.23%   100.00%
95823                          16     3,450,434       0.43     7.115       602    215,652   78.9    82.88     46     80.21
22191                          11     2,739,118       0.34     7.237       645    249,011  75.76    91.29   9.11       100
95828                          10     2,613,419       0.32     6.869       653    261,342  82.01    97.38  29.22     90.54
94603                           9     2,580,593       0.32     6.993       658    286,733  76.94    83.65  44.82     70.69
60629                          13     2,399,175        0.3     7.529       649    184,552  80.01    96.96  25.07     82.58
94565                           8     2,278,058       0.28     6.514       671    284,757  73.94    84.09  49.24     72.79
94621                           7     2,118,049       0.26     7.193       642    302,578  74.95    85.62      0     81.14
22192                           8     2,103,241       0.26     7.346       673    262,905     80      100      0       100
95210                           9     2,102,010       0.26     7.204       619    233,557  74.03    79.72  31.51     85.85
Other                       4,986   784,207,738      96.73     7.568       623    157,282   80.2    88.44  51.59     84.34
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

14. Remaining Months to Maturity

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
Remaining Months to          of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Maturity                   Loans      Balance     Balance    Coupon     FICO     Balance     LTV    SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
1 - 180                        29  $  2,225,054       0.27%     7.85%      628   $ 76,726  64.43%   65.36% 74.39%    89.71%
181 - 240                       5       268,764       0.03     8.218       604     53,753  57.65    57.65    100     81.13
241 - 360                   3,245   464,611,864      57.31     7.773       613    143,178  80.01    85.99  62.33     81.88
361 >=                      1,813   343,612,043      42.38     7.255       639    189,527   80.4    92.04  34.98     87.85
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

15. Amortization Type

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Amortization Type          Loans      Balance     Balance    Coupon     FICO     Balance     LTV    SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
15 YR FIXED                    29  $  2,225,054       0.27%     7.85%      628   $ 76,726  64.43%   65.36% 74.39%    89.71%
2 YR ARM                    2,154   293,266,582      36.17     7.976       600    136,150  80.32    86.22  59.69     81.37
2 YR ARM 40/40              1,395   268,863,722      33.16     7.217       638    192,734  80.38    92.29  32.62     88.35
2 YR ARM IO                   149    33,267,984        4.1     6.973       661    223,275  79.48    87.38  70.78     72.73
20 YR FIXED                     5       268,764       0.03     8.218       604     53,753  57.65    57.65    100     81.13
3 YR ARM                      355    53,552,971       6.61     7.756       616    150,853   81.5    88.24  53.95     83.45
3 YR ARM 40/40                321    57,569,667        7.1     7.382       642    179,345  81.55    93.52  38.28     86.08
3 YR ARM IO                    41     8,933,160        1.1     6.582       673    217,882  80.52    85.41  68.42     90.34
30 YR FIXED                   475    62,923,442       7.76     7.517       628    132,470  76.76    81.91  74.58     89.74
40 YR FIXED                    97    17,178,653       2.12     7.417       637    177,100  76.79    83.17  60.95      86.1
5 YR ARM                       31     5,041,189       0.62     6.882       645    162,619  80.67    86.13  83.93     80.12
5 YR ARM IO                    12     2,460,138        0.3     6.978       668    205,012   83.5    85.43    100     38.09
6 MO ARM                       28     5,166,399       0.64     7.944       620    184,514  86.58    91.39  45.84     65.52
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

16. 40 Year Mortgages (Balloon)

17. Initial Periodic Cap

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal  Comb   (incld.   Full    Owner
Initial Periodic Cap       Loans      Balance     Balance    Coupon     FICO     Balance    LTV     SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
<= 0.00                       606  $ 82,595,914      10.19%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
0.51 - 1.00                   203    41,239,947       5.09     7.152       651    203,152  80.33    87.62  67.54     72.28
1.51 - 2.00                 3,519   558,232,601      68.86     7.612       618    158,634  80.34    89.15  46.62     84.75
2.51 - 3.00                   764   128,649,263      15.87     7.459       634    168,389   81.5    90.29  49.97     84.05
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

18. Periodic Cap

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Periodic Cap                Loans    Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
<= 0.00                       606  $ 82,595,914      10.19%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
0.51 - 1.00                 4,486   728,121,811      89.81     7.559       623    162,310  80.55    89.26   48.4     83.92
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

19. Months to Rate Reset

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Months to Rate Reset        Loans    Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
<= 0                          606  $ 82,595,914      10.19%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
12-Jan                         39     5,742,321       0.71     8.016       616    147,239  85.53    89.87  51.27     63.52
13 - 24                     3,687   594,822,366      73.37     7.576       621    161,330   80.3    89.04  48.04     84.08
25 - 36                       717   120,055,798      14.81     7.489       633    167,442  81.45    90.56  47.51     85.22
49 >=                          43     7,501,327       0.93     6.913       652    174,449   81.6     85.9   89.2     66.34
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

20. Life Maximum Rate

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Life Maximum Rate           Loans    Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
9.00 & Below                  606  $ 82,595,914      10.19%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
11.01 - 11.50                  10     2,218,023       0.27     5.414       669    221,802  69.33    77.19  74.29     97.59
11.51 - 12.00                 135    28,441,907       3.51     5.822       652    210,681   76.7     85.8   86.3      94.6
12.01 - 12.50                 367    73,181,152       9.03     6.311       639    199,404  78.08    89.21  73.32     93.56
12.51 - 13.00                 739   145,044,840      17.89     6.784       641    196,272  78.25    90.41  49.15     93.28
13.01 - 13.50                 785   139,455,863       17.2     7.287       631    177,651  79.69     90.9  37.89     92.33
13.51 - 14.00                 750   122,818,278      15.15     7.763       618    163,758  80.39    88.88  39.32     87.47
14.01 - 14.50                 562    83,261,189      10.27     8.265       608    148,152  83.59    88.99  49.37     69.68
14.51 - 15.00                 543    74,373,741       9.17      8.75       597    136,968   84.1     87.8   45.6     67.24
15.01 & Above                 595    59,326,818       7.32     9.635       590     99,709  85.09    87.81  42.33     57.28
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

21. Margin

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Margin                      Loans    Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
0.99 & Below                  606  $ 82,595,914      10.19%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
4.50 - 4.99                 4,069   654,499,210      80.73     7.498       631    160,850  81.16    90.77  45.84     82.93
5.00 - 5.49                     1       179,405       0.02      9.05       737    179,405     90       90      0         0
5.50 - 5.99                   265    45,651,833       5.63     8.151       555    172,271  77.66    78.47  70.47     90.69
6.50 - 6.99                   151    27,791,362       3.43     8.009       552    184,049  70.78    71.42  72.63     96.55
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

22. Interest Only

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Interest Only               Loans    Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
N                           4,890  $766,056,444      94.49%     7.59%      621   $156,658  80.13%   88.58% 49.55%    85.02%
Y                             202    44,661,282       5.51     6.896       664    221,095  79.91    86.88  71.92     74.35
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

23. UNITS

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
UNITS                       Loans    Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
1                           4,742  $738,847,051      91.13%     7.55%      622   $155,809  80.07%   88.81% 51.40%    87.53%
2                             266    49,444,405        6.1     7.637       638    185,881  81.37    87.62  42.75     59.15
3                              55    14,416,979       1.78      7.49       647    262,127  78.06    78.71  44.49     45.13
4                              29     8,009,291       0.99     7.873       655    276,182  80.45    82.03  54.87     25.12
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

24. CITY

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
CITY                        Loans    Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
CHICAGO                       147  $ 26,951,120       3.32%     7.53%      635   $183,341  81.28%   91.03% 40.13%    77.05%
DETROIT                        79     5,976,221       0.74     8.927       634     75,648  86.99    94.51  40.37     31.08
SACRAMENTO                     61    14,222,655       1.75     7.116       625    233,158  79.02    87.98  40.82     88.03
HOUSTON                        56     5,334,806       0.66      8.11       632     95,264   82.2    93.25  55.45      77.9
MIAMI                          54     9,284,727       1.15     7.465       635    171,939  80.39    87.35  48.68     82.73
Other                       4,695   748,948,197      92.38     7.549       623    159,520  80.03    88.34  51.43     85.12
--------------------------------------------------------------------------------------------------------------------------
Total:                      5,092  $810,717,725     100.00%     7.55%      624   $159,214  80.12%   88.49% 50.79%    84.43%
--------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold.

The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material.

We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                   GROUP1 ARM

1. Current Principal Balance

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Current Principal Balance   Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                  227  $  9,675,709       1.33%     9.18%      608   $ 42,624  82.59%   88.84% 59.19%    59.35%
$50,001 - $75,000             412    26,215,339        3.6     8.956       613     63,629  82.89    92.27  54.26     65.44
$75,001 - $100,000            517    45,626,639       6.27     7.988       618     88,253  81.68    91.99  59.88     75.19
$100,001 - $125,000           555    62,148,577       8.54     7.806       615    111,979  81.59     92.4  55.98     83.87
$125,001 - $150,000           521    71,534,689       9.82      7.65       621    137,303  80.45    91.07  52.73     86.92
$150,001 - $200,000           935   163,548,688      22.46      7.48       621    174,918  80.09    89.46   52.4     87.34
$200,001 - $250,000           568   126,244,230      17.34     7.433       623    222,261  80.02    88.44  44.53     85.26
$250,001 - $300,000           474   129,615,238       17.8     7.267       623    273,450  79.86    87.27  42.16     88.64
$300,001 - $350,000           221    70,069,247       9.62     7.238       641    317,055  81.13    88.61  37.51     87.02
$350,001 - $400,000            24     8,944,339       1.23     7.535       621    372,681  81.43    83.44  41.54     58.14
$400,001 - $450,000            16     6,681,389       0.92     7.259       662    417,587  80.17    83.93  31.57     62.26
$450,001 - $500,000            12     5,714,221       0.78     6.999       624    476,185  78.86    81.38  41.52     67.16
$500,001 - $550,000             4     2,103,506       0.29     7.871       690    525,877  82.32    82.32   75.3         0
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

2. Current Rate

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Current Rate                Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49                     6  $  1,424,430       0.20%     5.37%      665   $237,405  65.42%   72.94% 75.25%    96.25%
5.50 - 5.99                   125    25,931,244       3.56      5.79       651    207,450   76.5    85.77  87.59     94.08
6.00 - 6.49                   331    67,014,025        9.2     6.269       639    202,459  77.89    89.19   73.5     94.35
6.50 - 6.99                   712   140,899,061      19.35     6.744       642    197,892  78.42    90.22  51.31     92.73
7.00 - 7.49                   776   139,662,932      19.18     7.238       633    179,978  79.54    91.14  37.41     92.83
7.50 - 7.99                   791   129,060,914      17.73     7.722       619    163,162  80.14    88.89   39.5     87.86
8.00 - 8.49                   554    83,426,236      11.46     8.222       607    150,589  83.46    88.82  49.64     70.67
8.50 - 8.99                   557    77,131,422      10.59     8.713       596    138,477  83.91     87.9  45.98     70.36
9.00 & Above                  634    63,571,546       8.73     9.593       592    100,271  85.16    87.88  42.43     55.26
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Credit Score                Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
740 & Above                   101  $ 17,915,655       2.46%     7.26%      764   $177,383  82.40%   91.04% 24.86%    62.09%
720 - 739                     120    22,935,808       3.15     7.226       728    191,132  82.77    94.36  18.59     70.48
700 - 719                     187    34,623,056       4.76     7.223       709    185,150  81.79    94.92  18.69     76.71
680 - 699                     308    57,748,465       7.93     7.206       689    187,495  82.29    94.21  25.49     71.34
660 - 679                     386    64,849,082       8.91     7.434       669    168,003  82.03    93.74  26.49     75.18
640 - 659                     534    83,044,471      11.41     7.465       649    155,514  81.34    93.64  31.14     83.92
620 - 639                     744   118,729,889      16.31     7.509       629    159,583  81.59    93.29   33.7     82.69
600 - 619                     509    79,529,990      10.92     7.348       609    156,248  81.34    88.73  65.05      85.2
580 - 599                     509    77,844,807      10.69     7.464       589    152,937  80.96    88.84  74.95     88.42
560 - 579                     415    65,149,897       8.95     7.683       571    156,988  80.45    85.21   75.9     96.23
540 - 559                     206    33,075,233       4.54      8.05       550    160,559     78    79.24  72.16     93.13
520 - 539                     177    25,776,557       3.54     8.356       529    145,630  73.56    74.67  77.43     94.01
500 - 519                     284    46,053,801       6.33     8.531       507    162,161  73.25    73.92  76.66     95.98
1 - 499                         6       845,100       0.12     8.944       493    140,850  77.89    79.26  94.09       100
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

4. Lien

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Lien                        Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
1                           4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

5. Combined Original LTV

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Combined Original LTV       Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  166  $ 28,359,951       3.89%     7.31%      579   $170,843  50.12%   50.57% 51.50%    91.89%
60.01 - 70.00                 243    43,949,616       6.04     7.354       574    180,863  67.19     67.6   60.7     91.42
70.01 - 80.00               2,669   438,925,823      60.28     7.281       628    164,453  79.38    93.18  43.19     93.55
80.01 - 85.00                 348    61,319,611       8.42     7.931       614    176,206  84.65    85.87  52.29     68.71
85.01 - 90.00                 764   112,038,869      15.39     8.247       640    146,648  89.81    91.34   48.6     47.81
90.01 - 95.00                 201    32,807,532       4.51     8.374       611    163,222  94.73    95.17  75.75     85.53
95.01 - 100.00                 95    10,720,409       1.47     8.574       630    112,846  99.94    99.94  94.98     97.17
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

6. Combined LTV with Silent2nds

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
Combined LTV with            of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Silent2nds                  Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  164  $ 27,899,492       3.83%     7.33%      578   $170,119  49.96%   49.96% 51.65%    91.75%
60.01 - 70.00                 239    43,290,734       5.95     7.358       573    181,133  67.19    67.19   61.2     92.38
70.01 - 80.00                 719   129,471,802      17.78     7.593       584    180,072  77.92    77.95  59.23     80.77
80.01 - 85.00                 294    55,946,688       7.68     7.832       615    190,295  84.61    84.61  52.94     71.27
85.01 - 90.00                 637   101,759,830      13.98     8.061       638    159,749  89.03    89.76  48.76     55.63
90.01 - 95.00                 250    43,263,251       5.94     7.961       624    173,053  90.53    94.65  65.17     85.33
95.01 - 100.00              2,183   326,490,015      44.84     7.335       646    149,560  81.31    99.96  39.02     94.17
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

7. Original LTV

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Original LTV                Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  166  $ 28,359,951       3.89%     7.31%      579   $170,843  50.12%   50.57% 51.50%    91.89%
60.01 - 70.00                 243    43,949,616       6.04     7.354       574    180,863  67.19     67.6   60.7     91.42
70.01 - 80.00               2,669   438,925,823      60.28     7.281       628    164,453  79.38    93.18  43.19     93.55
80.01 - 85.00                 348    61,319,611       8.42     7.931       614    176,206  84.65    85.87  52.29     68.71
85.01 - 90.00                 764   112,038,869      15.39     8.247       640    146,648  89.81    91.34   48.6     47.81
90.01 - 95.00                 201    32,807,532       4.51     8.374       611    163,222  94.73    95.17  75.75     85.53
95.01 - 100.00                 95    10,720,409       1.47     8.574       630    112,846  99.94    99.94  94.98     97.17
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

8. Documentation

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Documentation               Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
STATED DOC                  2,061  $355,428,649      48.81%     7.73%      649   $172,454  80.15%   90.86%  0.00%    80.48%
FULL DOC                    2,303   352,405,537       48.4     7.404       598    153,020  80.87    87.48    100     86.94
LIMITED DOC                   122    20,287,625       2.79     7.291       601    166,292  81.84    92.29      0     91.65
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

9. Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.  Full    Owner
Purpose                     Loans     Balance     Balance    Coupon     FICO     Balance     LTV     SS)    Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
PURCHASE                    2,581  $375,918,018      51.63%     7.58%      645   $145,648  82.53%   96.90% 38.72%    80.04%
CASHOUT REFI                1,782   331,313,888       45.5     7.535       600    185,922  78.38    80.86  58.19     87.63
RATE/TERM REFI                123    20,889,906       2.87     7.612       594    169,837  79.38    85.22  67.31     94.98
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

10. Occupancy

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.  Full    Owner
Occupancy                   Loans     Balance     Balance    Coupon     FICO     Balance     LTV     SS)    Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED              3,650  $611,036,968      83.92%     7.42%      617   $167,407  79.69%   89.65% 50.14%   100.00%
INVESTOR                      783   107,366,551      14.75     8.334       654    137,122  84.58    86.96  37.81         0
SECOND HOME                    53     9,718,293       1.33     7.825       650    183,364  89.85    90.26  55.75         0
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

11. Property Type

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full   Owner
Property Type               Loans     Balance     Balance    Coupon     FICO     Balance     LTV     SS)    Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY               3,213  $495,965,425      68.12%     7.60%      618   $154,362  80.33%   88.70% 50.09%    86.36%
PUD                           541    99,600,147      13.68     7.332       622    184,104  80.67    92.32  50.58     94.83
CONDO                         411    66,068,699       9.07      7.46       644    160,751  81.39    92.19  38.48     81.17
2-4 FAMILY                    308    64,873,627       8.91     7.662       640    210,629  81.04    85.77  42.06     51.54
TOWNHOUSE                      13     1,613,914       0.22     7.858       627    124,147  84.39    95.44  54.77     74.33
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

12. State

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full   Owner
State                       Loans     Balance     Balance    Coupon     FICO     Balance     LTV     SS)     Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
CA                            657  $155,316,686      21.33%     7.15%      623   $236,403  76.11%   82.51% 40.82%    84.03%
IL                            369    61,930,760       8.51     7.518       628    167,834   81.2    92.06  44.45      86.2
FL                            373    59,730,664        8.2     7.659       626    160,136  80.91    87.39  40.46      80.7
WA                            247    45,806,798       6.29     7.178       624    185,453  81.11    93.38  58.55     93.06
MD                            218    41,771,054       5.74     7.468       621    191,610   81.4    91.26  41.98     94.74
NJ                            152    34,705,384       4.77      7.63       630    228,325  80.58    84.94  43.33     78.26
TX                            317    31,171,925       4.28     7.981       611     98,334   81.3    93.72  56.68     85.65
VA                            133    28,829,697       3.96     7.416       645    216,765  79.67    92.61  27.51     94.68
GA                            201    25,484,279        3.5     7.966       620    126,787   84.3    93.78  58.84     74.87
CO                            152    25,025,421       3.44     7.275       623    164,641  81.94    93.85  58.45     91.75
Other                       1,667   218,349,144      29.99     7.863       620    130,983  82.54     91.1  56.19     79.48
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

13. Zip

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Zip                         Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
22193                          15  $  4,125,890       0.57%     7.17%      662   $275,059  79.77%   96.14% 24.23%   100.00%
95823                          15     3,357,419       0.46     7.143       601    223,828  80.23    84.32  44.51     79.66
22191                          11     2,739,118       0.38     7.237       645    249,011  75.76    91.29   9.11       100
95828                          10     2,613,419       0.36     6.869       653    261,342  82.01    97.38  29.22     90.54
94603                           9     2,580,593       0.35     6.993       658    286,733  76.94    83.65  44.82     70.69
60629                          13     2,399,175       0.33     7.529       649    184,552  80.01    96.96  25.07     82.58
94621                           7     2,118,049       0.29     7.193       642    302,578  74.95    85.62      0     81.14
22192                           8     2,103,241       0.29     7.346       673    262,905     80      100      0       100
95210                           9     2,102,010       0.29     7.204       619    233,557  74.03    79.72  31.51     85.85
20110                           8     2,016,715       0.28     7.094       640    252,089  79.31    90.88   44.2       100
Other                       4,381   701,966,183      96.41     7.573       622    160,230  80.62    89.21  49.23     83.72
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

14. Remaining Months to Maturity

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
Remaining Months to          of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Maturity                    Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
241 - 360                   2,770  $401,688,421      55.17%     7.81%      610   $145,014  80.51%   86.63% 60.41%    80.65%
361 >=                      1,716   326,433,390      44.83     7.246       639    190,229  80.59    92.51  33.62     87.95
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

15. Amortization Type

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Amortization Type           Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
2 YR ARM                    2,154  $293,266,582      40.28%     7.98%      600   $136,150  80.32%   86.22% 59.69%    81.37%
2 YR ARM 40/40              1,395   268,863,722      36.93     7.217       638    192,734  80.38    92.29  32.62     88.35
2 YR ARM IO                   149    33,267,984       4.57     6.973       661    223,275  79.48    87.38  70.78     72.73
3 YR ARM                      355    53,552,971       7.35     7.756       616    150,853   81.5    88.24  53.95     83.45
3 YR ARM 40/40                321    57,569,667       7.91     7.382       642    179,345  81.55    93.52  38.28     86.08
3 YR ARM IO                    41     8,933,160       1.23     6.582       673    217,882  80.52    85.41  68.42     90.34
5 YR ARM                       31     5,041,189       0.69     6.882       645    162,619  80.67    86.13  83.93     80.12
5 YR ARM IO                    12     2,460,138       0.34     6.978       668    205,012   83.5    85.43    100     38.09
6 MO ARM                       28     5,166,399       0.71     7.944       620    184,514  86.58    91.39  45.84     65.52
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

16. 40 Year Mortgages (Balloon)

17. Initial Periodic Cap

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Initial Periodic Cap        Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00                   203  $ 41,239,947       5.66%     7.15%      651   $203,152  80.33%   87.62% 67.54%    72.28%
1.51 - 2.00                 3,519   558,232,601      76.67     7.612       618    158,634  80.34    89.15  46.62     84.75
2.51 - 3.00                   764   128,649,263      17.67     7.459       634    168,389   81.5    90.29  49.97     84.05
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

18. Periodic Cap

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Periodic Cap                Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00                 4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

19. Months to Rate Reset

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Months to Rate Reset        Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
12-Jan                         39  $  5,742,321       0.79%     8.02%      616   $147,239  85.53%   89.87% 51.27%    63.52%
13 - 24                     3,687   594,822,366      81.69     7.576       621    161,330   80.3    89.04  48.04     84.08
25 - 36                       717   120,055,798      16.49     7.489       633    167,442  81.45    90.56  47.51     85.22
49 >=                          43     7,501,327       1.03     6.913       652    174,449   81.6     85.9   89.2     66.34
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

20. Life Maximum Rate

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Life Maximum Rate           Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
11.01 - 11.50                  10  $  2,218,023       0.30%     5.41%      669   $221,802  69.33%   77.19% 74.29%    97.59%
11.51 - 12.00                 135    28,441,907       3.91     5.822       652    210,681   76.7     85.8   86.3      94.6
12.01 - 12.50                 367    73,181,152      10.05     6.311       639    199,404  78.08    89.21  73.32     93.56
12.51 - 13.00                 739   145,044,840      19.92     6.784       641    196,272  78.25    90.41  49.15     93.28
13.01 - 13.50                 785   139,455,863      19.15     7.287       631    177,651  79.69     90.9  37.89     92.33
13.51 - 14.00                 750   122,818,278      16.87     7.763       618    163,758  80.39    88.88  39.32     87.47
14.01 - 14.50                 562    83,261,189      11.44     8.265       608    148,152  83.59    88.99  49.37     69.68
14.51 - 15.00                 543    74,373,741      10.21      8.75       597    136,968   84.1     87.8   45.6     67.24
15.01 & Above                 595    59,326,818       8.15     9.635       590     99,709  85.09    87.81  42.33     57.28
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

21. Margin

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Margin                      Loans     Balance     Balance    Coupon     FICO     Balance     LTV    SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
4.50 - 4.99                 4,069  $654,499,210      89.89%     7.50%      631   $160,850  81.16%   90.77% 45.84%    82.93%
5.00 - 5.49                     1       179,405       0.02      9.05       737    179,405     90       90      0         0
5.50 - 5.99                   265    45,651,833       6.27     8.151       555    172,271  77.66    78.47  70.47     90.69
6.50 - 6.99                   151    27,791,362       3.82     8.009       552    184,049  70.78    71.42  72.63     96.55
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

22. Interest Only

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Interest Only               Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
N                           4,284  $683,460,530      93.87%     7.60%      620   $159,538  80.59%   89.42% 46.86%    84.55%
Y                             202    44,661,282       6.13     6.896       664    221,095  79.91    86.88  71.92     74.35
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

23. UNITS

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
UNITS                       Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
1                           4,178  $663,248,184      91.09%     7.55%      621   $158,748  80.50%   89.61% 49.02%    87.09%
2                             236    44,733,254       6.14      7.67       637    189,548  81.78    88.15  40.56     57.46
3                              50    13,530,279       1.86     7.497       645    270,606  78.77    79.47  42.65     46.29
4                              22     6,610,094       0.91      7.94       650    300,459  80.66    82.57  50.98     22.21
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

24. CITY

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
CITY                        Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
CHICAGO                       139  $ 25,643,641       3.52%     7.53%      635   $184,487  81.40%   91.37% 38.02%    76.54%
DETROIT                        74     5,715,082       0.78     8.885       634     77,231  86.84     94.7  37.64     28.56
SACRAMENTO                     56    13,357,480       1.83     7.115       627    238,526   80.5    90.04  39.22     89.48
MIAMI                          46     7,685,865       1.06     7.493       641    167,084  80.45    88.52  43.24     79.13
BALTIMORE                      44     4,556,683       0.63     8.075       600    103,561  82.28    88.97  48.53     75.02
Other                       4,127   671,163,060      92.18     7.554       622    162,627  80.45    89.13  49.13     84.68
--------------------------------------------------------------------------------------------------------------------------
Total:                      4,486  $728,121,811     100.00%     7.56%      623   $162,310  80.55%   89.26% 48.40%    83.92%
--------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold.

The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material.

We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                  GROUP1 FIXED

1. Current Principal Balance

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Current Principal Balance   Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                   73  $ 3,153,617       3.82%     9.18%      624   $ 43,200  79.92%   85.77% 76.33%    76.68%
$50,001 - $75,000              61    3,814,033       4.62     8.815       634     62,525  78.77    88.53  60.96     69.26
$75,001 - $100,000            113    9,772,745      11.83     7.945       634     86,484  80.17    88.62  78.43        80
$100,001 - $125,000            70    7,805,262       9.45     7.714       620    111,504  77.33    86.23  76.88     91.82
$125,001 - $150,000            74   10,174,406      12.32     7.481       630    137,492  76.72    82.38  73.26     92.09
$150,001 - $200,000           100   17,469,360      21.15     7.369       624    174,694  74.95    78.46   70.9     94.71
$200,001 - $250,000            51   11,521,479      13.95     7.085       641    225,911   74.3    78.51  70.11     88.55
$250,001 - $300,000            42   11,463,257      13.88     7.176       624    272,935  77.55    80.28  69.08     92.64
$300,001 - $350,000            18    5,809,551       7.03     6.815       637    322,753  72.14    75.76  66.31     94.67
$350,001 - $400,000             1      374,641       0.45      7.65       671    374,641  78.13    78.13      0       100
$400,001 - $450,000             3    1,237,563        1.5     6.869       626    412,521  68.84     75.5    100      66.1
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

2. Current Rate

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Current Rate                Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
6.00 - 6.49                    63  $13,089,836      15.85%     6.27%      647   $207,775  69.37%   73.09% 88.64%    92.99%
6.50 - 6.99                    99   17,096,459       20.7      6.73       643    172,692  73.67    80.61  91.52     93.75
7.00 - 7.49                    82   13,205,469      15.99     7.236       622    161,042  74.46    78.63  78.25     92.49
7.50 - 7.99                   116   15,211,570      18.42     7.714       625    131,134  77.75    83.71  61.28     90.28
8.00 - 8.49                    76    9,825,691       11.9     8.198       628    129,285  83.01    87.38  51.73     86.83
8.50 - 8.99                    84    8,135,501       9.85     8.692       618     96,851  80.33    86.55   52.2     78.88
9.00 & Above                   86    6,031,387        7.3     9.758       602     70,132  83.78     88.6  51.18     72.57
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

3. Credit Score

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Credit Score                Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
740 & Above                    19  $ 2,486,174       3.01%     7.22%      771   $130,851  77.65%   82.75% 56.23%    56.88%
720 - 739                      15    1,614,661       1.95      7.45       728    107,644  79.67    84.99  49.34      70.5
700 - 719                      27    3,401,701       4.12     7.628       709    125,989  82.83    90.56  54.37      77.5
680 - 699                      39    7,008,296       8.49     7.102       688    179,700  76.44    83.99  69.84     85.46
660 - 679                      64    8,868,531      10.74       7.3       669    138,571  79.24    85.44  61.01     80.28
640 - 659                      73    8,951,145      10.84      7.47       648    122,618  73.16    81.02  72.53     82.92
620 - 639                     109   14,043,009         17     7.482       629    128,835  77.78    83.18  64.34     93.55
600 - 619                      75   11,409,631      13.81     7.433       609    152,128  77.48    82.55  74.32     98.36
580 - 599                      83   10,974,003      13.29     7.475       589    132,217  73.77     78.5  91.61     96.47
560 - 579                      54    7,200,137       8.72     7.865       571    133,336  76.57    79.31  82.11     89.49
540 - 559                      26    4,164,284       5.04     7.805       550    160,165  69.82    70.04  76.01     94.25
520 - 539                      13    1,545,111       1.87     8.655       529    118,855  74.12    74.88  75.94     97.69
500 - 519                       9      929,231       1.13     9.008       505    103,248     74    76.87  71.05       100
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

4. Lien

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Lien                        Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
1                             606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

5. Combined Original LTV

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal    Gross    Current  Principal   Comb  (incld.  Full     Owner
Combined Original LTV       Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                   62  $ 9,841,047      11.91%     7.04%      620   $158,727  48.15%   48.86% 63.14%    86.94%
60.01 - 70.00                  48    7,510,018       9.09     7.203       617    156,459  65.72    65.87  62.98     89.77
70.01 - 80.00                 320   44,596,119      53.99     7.321       633    139,363  78.42    87.69  73.18      94.6
80.01 - 85.00                  38    5,503,261       6.66     7.935       618    144,823  84.26    84.48  66.77     78.59
85.01 - 90.00                 102   11,260,844      13.63     8.296       633    110,400  89.52    90.47  78.62     70.06
90.01 - 95.00                  25    3,205,402       3.88     8.355       644    128,216  94.77    95.42  79.18     96.57
95.01 - 100.00                 11      679,224       0.82     9.411       634     61,748    100      100    100       100
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

6. Combined LTV with Silent2nds

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
Combined LTV with            of     Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Silent2nds                  Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)      Doc  Occupied
-------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                   61  $ 9,754,166      11.81%     7.01%      620   $159,904  48.40%   48.40% 62.81%    86.82%
60.01 - 70.00                  47    7,463,957       9.04     7.197       617    158,808  65.72    65.72  62.75     89.71
70.01 - 80.00                 141   23,205,044      28.09     7.208       623    164,575  76.99    76.99  76.86     89.84
80.01 - 85.00                  37    5,424,384       6.57      7.94       618    146,605  84.25    84.25  66.29     79.73
85.01 - 90.00                  88   10,490,276       12.7     8.156       633    119,208  89.09    89.48  79.68      75.9
90.01 - 95.00                  33    4,397,149       5.32     8.027       638    133,247  89.74    94.48  79.49     93.89
95.01 - 100.00                199   21,860,938      26.47     7.631       645    109,854  81.08    99.88  69.64     96.27
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

7. Original LTV

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of     Principal   Principal    Gross    Current  Principal  Comb   (incld.   Full    Owner
Original LTV                Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                   62  $ 9,841,047      11.91%     7.04%      620   $158,727  48.15%   48.86% 63.14%    86.94%
60.01 - 70.00                  48    7,510,018       9.09     7.203       617    156,459  65.72    65.87  62.98     89.77
70.01 - 80.00                 320   44,596,119      53.99     7.321       633    139,363  78.42    87.69  73.18      94.6
80.01 - 85.00                  38    5,503,261       6.66     7.935       618    144,823  84.26    84.48  66.77     78.59
85.01 - 90.00                 102   11,260,844      13.63     8.296       633    110,400  89.52    90.47  78.62     70.06
90.01 - 95.00                  25    3,205,402       3.88     8.355       644    128,216  94.77    95.42  79.18     96.57
95.01 - 100.00                 11      679,224       0.82     9.411       634     61,748    100      100    100       100
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

8. Documentation

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of     Principal   Principal    Gross    Current  Principal  Comb   (incld.   Full    Owner
Documentation               Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
FULL DOC                      440  $59,322,207      71.82%     7.30%      624   $134,823  77.27%   82.39% 100.00%   88.26%
STATED DOC                    160   22,398,043      27.12     8.034       646    139,988  73.79    79.51       0    90.37
LIMITED DOC                     6      875,664       1.06     8.055       608    145,944  81.45    86.14       0      100
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65%  71.82%   88.95%
-------------------------------------------------------------------------------------------------------------------------

9. Purpose

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Purpose                     Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                  354  $56,377,024      68.26%     7.34%      627   $159,257  74.46%   77.08% 73.88%    90.76%
PURCHASE                      209   20,299,239      24.58     8.028       644     97,126   82.5    95.23   66.3     83.82
RATE/TERM REFI                 43    5,919,651       7.17     7.357       605    137,666  73.59     78.6  71.17     89.42
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

10. Occupancy

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Occupancy                   Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                517  $73,472,929      88.95%     7.44%      625   $142,114  76.02%   81.82% 71.26%   100.00%
INVESTOR                       83    8,389,724      10.16     8.154       663    101,081  79.04    80.22  74.29         0
SECOND HOME                     6      733,262       0.89     7.229       688    122,210  81.24    81.24    100         0
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

11. Property Type

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Property Type               Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY                 484  $64,081,041      77.58%     7.53%      626   $132,399  76.09%   81.09% 72.88%    91.59%
PUD                            54    7,970,828       9.65      7.36       633    147,608  78.18     88.6  73.96     94.63
2-4 FAMILY                     42    6,997,048       8.47     7.378       656    166,596  76.59    80.06  66.61     61.92
CONDO                          25    3,416,269       4.14      7.77       630    136,651  77.88    80.21  60.34     81.15
TOWNHOUSE                       1      130,729       0.16       7.9       623    130,729  53.47    53.47      0       100
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

12. State

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
State                       Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
CA                             80  $17,153,194      20.77%     6.86%      629   $214,415  66.41%   67.82% 70.49%    88.27%
TX                            123   10,792,362      13.07      8.17       622     87,743  79.65    89.17  71.27     90.24
FL                             58    8,756,737       10.6      7.62       611    150,978  74.51    76.15  57.04     91.34
GA                             35    4,323,329       5.23     7.629       648    123,524  82.32    89.88  67.35     82.86
IL                             30    4,213,550        5.1     7.609       631    140,452  79.28    89.01  68.26     93.95
WA                             21    3,838,427       4.65     6.965       648    182,782  78.34    86.74  75.11       100
NY                             14    3,300,100          4      7.66       602    235,721  69.35    69.68   68.4     87.29
PA                             24    2,767,780       3.35     7.857       636    115,324  80.65    89.66  67.91     88.17
OR                             19    2,707,523       3.28     7.333       637    142,501  77.23    88.89   67.8       100
MD                             14    2,601,769       3.15     7.472       634    185,841  81.59    87.08  84.35     97.93
Other                         188   22,141,144      26.81     7.656       636    117,772  80.97    86.24  79.97     84.18
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

13. Zip

--------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                      Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
                             of     Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full     Owner
Zip                         Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
95240                           2  $   598,415       0.72%     6.54%      600   $299,208  76.59%   86.84% 100.00%   100.00%
92377                           2      582,693       0.71     6.578       603    291,347  76.21    76.21     100       100
95621                           2      541,663       0.66     6.798       619    270,831  82.47    82.47     100       100
93638                           3      535,156       0.65     6.805       646    178,385  56.19    56.19   77.02     60.28
85296                           2      490,567       0.59     6.523       575    245,283  75.45    75.45     100       100
11206                           1      419,575       0.51      7.45       654    419,575     56       56     100         0
98103                           1      414,010        0.5      6.25       678    414,010  79.69    99.61     100       100
44105                           5      409,664        0.5     8.629       596     81,933  90.11    98.14     100     21.53
20020                           2      406,964       0.49     6.885       613    203,482  85.52    85.52     100       100
11213                           1      403,978       0.49       6.9       544    403,978  71.05    71.05     100       100
Other                         585   77,793,229      94.19     7.545       631    132,980  76.47    81.85   70.24      89.5
--------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65%  71.82%    88.95%
--------------------------------------------------------------------------------------------------------------------------

14. Remaining Months to Maturity

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                      Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
Remaining Months to          of     Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Maturity                    Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)      Doc  Occupied
-------------------------------------------------------------------------------------------------------------------------
1 - 180                        29  $ 2,225,054       2.69%     7.85%      628   $ 76,726  64.43%   65.36% 74.39%    89.71%
181 - 240                       5      268,764       0.33     8.218       604     53,753  57.65    57.65    100     81.13
241 - 360                     475   62,923,442      76.18     7.517       628    132,470  76.76    81.91  74.58     89.74
361 >=                         97   17,178,653       20.8     7.417       637    177,100  76.79    83.17  60.95      86.1
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

15. Amortization Type

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                      Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of     Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Amortization Type           Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)      Doc  Occupied
-------------------------------------------------------------------------------------------------------------------------
15 YR FIXED                    29  $ 2,225,054       2.69%     7.85%      628   $ 76,726  64.43%   65.36% 74.39%    89.71%
20 YR FIXED                     5      268,764       0.33     8.218       604     53,753  57.65    57.65    100     81.13
30 YR FIXED                   475   62,923,442      76.18     7.517       628    132,470  76.76    81.91  74.58     89.74
40 YR FIXED                    97   17,178,653       20.8     7.417       637    177,100  76.79    83.17  60.95      86.1
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

16. 40 Year Mortgages (Balloon)

17. Initial Periodic Cap

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of     Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Initial Periodic Cap        Loans    Balance     Balance    Coupon     FICO     Balance     LTV    SS)      Doc  Occupied
-------------------------------------------------------------------------------------------------------------------------
<= 0.00                       606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

18. Periodic Cap

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Periodic Cap                Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
<= 0.00                       606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

19. Months to Rate Reset

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Months to Rate Reset        Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
<= 0                          606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

20. Life Maximum Rate

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Life Maximum Rate           Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
9.00 & Below                  606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

21. Margin

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Margin                      Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
0.99 & Below                  606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

22. Interest Only

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Interest Only               Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
N                             606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

23. UNITS

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
UNITS                       Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
1                             564  $75,598,867      91.53%     7.52%      627   $134,041  76.35%   81.79% 72.30%    91.46%
2                              30    4,711,151        5.7     7.322       645    157,038  77.52    82.67  63.54     75.25
3                               5      886,700       1.07     7.386       673    177,340  67.15    67.15  72.51     27.49
4                               7    1,399,197       1.69     7.559       682    199,885  79.44    79.44  73.22     38.86
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

24. CITY

-------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                     Comb
                           Number                Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of     Principal   Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
CITY                        Loans    Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-------------------------------------------------------------------------------------------------------------------------
HOUSTON                        15  $ 1,277,631       1.55%     8.12%      634   $ 85,175  79.47%   88.19% 64.96%    91.93%
SAN ANTONIO                    15      884,827       1.07     8.596       624     58,988  80.21    88.85  72.91     77.14
CLEVELAND                      14    1,135,137       1.37     8.824       615     81,081   91.2    95.21  89.48      32.6
CHICAGO                         8    1,307,480       1.58     7.502       623    163,435  78.76    84.42  81.36     87.19
MIAMI                           8    1,598,862       1.94      7.33       609    199,858  80.14    81.73  74.82       100
Other                         546   76,391,977      92.49     7.469       630    139,912  75.94     81.2  71.44     89.68
-------------------------------------------------------------------------------------------------------------------------
Total:                        606  $82,595,914     100.00%     7.51%      630   $136,297  76.37%   81.65% 71.82%    88.95%
-------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold.

The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material.

We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such
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(including options). Information contained in this material is current as of the
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regarding the securities and assets referred to in this material. Goldman, Sachs
& Co. does not provide accounting, tax or legal advice. In addition, subject to
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transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                   ENTIRE DEAL

1. Current Principal Balance

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Current Principal Balance   Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                1,335  $   44,646,590       2.15%    10.71%      612   $ 33,443  94.47%   96.29% 72.39%    89.46%
$50,001 - $75,000             825      51,806,473       2.49      9.69       625     62,796  89.08    94.99   53.5     80.25
$75,001 - $100,000            871      76,182,341       3.66     8.656       624     87,465  85.49    93.51  60.54     82.58
$100,001 - $125,000           781      87,759,643       4.22     8.019       622    112,368  82.42    93.16  54.27     87.85
$125,001 - $150,000           745     102,134,394       4.91     7.735       627    137,093  80.78    91.65  49.56     90.05
$150,001 - $200,000         1,382     242,165,854      11.64      7.49       629    175,229  80.12    90.89  46.08     91.07
$200,001 - $250,000         1,000     223,563,819      10.74     7.375       635    223,564  80.05    91.94   36.2     91.08
$250,001 - $300,000           926     253,875,735       12.2     7.166       638    274,164  80.02    92.04  31.42     93.87
$300,001 - $350,000           670     217,510,683      10.45     7.135       648    324,643  80.68    93.07  26.17     94.09
$350,001 - $400,000           485     181,677,927       8.73     7.161       641    374,594  80.21    92.16  25.86     93.18
$400,001 - $450,000           360     152,905,202       7.35     7.165       646    424,737  80.83     92.8  28.22     93.89
$450,001 - $500,000           302     143,528,384        6.9     7.059       650    475,260  80.34    92.53  23.55     96.01
$500,001 - $550,000           156      82,011,300       3.94     7.198       650    525,713  80.99    93.47  31.92     91.01
$550,001 - $600,000           120      68,920,784       3.31     7.243       644    574,340  81.55    91.09  39.93     95.92
$600,001 - $650,000           102      63,965,673       3.07     7.152       641    627,114  80.51    89.76  31.54     94.09
$650,001 - $700,000            33      22,216,028       1.07     7.298       660    673,213  79.38    92.26  33.14      93.9
$700,001 & Above               84      66,280,138       3.18     7.568       638    789,049  79.89    86.86  55.17     86.19
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

2. Current Rate

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Current Rate                Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49                    18  $    6,271,520       0.30%     5.39%      660   $348,418  73.57%   84.95% 84.83%    99.15%
5.50 - 5.99                   242      72,190,309       3.47     5.789       658    298,307   77.9     90.5  79.23     96.84
6.00 - 6.49                   782     223,238,716      10.73     6.274       656    285,472  78.07    91.16  59.71     97.25
6.50 - 6.99                 1,732     487,109,170      23.41     6.752       657    281,241  79.29     93.7  33.53     96.62
7.00 - 7.49                 1,677     431,112,966      20.72     7.227       647    257,074  79.93    93.96  24.02     95.64
7.50 - 7.99                 1,580     367,541,261      17.66     7.716       629    232,621  80.57    91.37  27.72     92.42
8.00 - 8.49                   890     176,412,270       8.48     8.212       609    198,216  83.02    89.27  39.29     82.17
8.50 - 8.99                   847     136,320,530       6.55     8.706       601    160,945  84.89    88.79   40.9     78.35
9.00 & Above                2,409     180,954,229       8.69    10.275       605     75,116  91.19    92.62  47.36     78.79
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

3. Credit Score

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Credit Score                Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
740 & Above                   345  $   92,525,691       4.45%     7.10%      763   $268,190  81.42%   95.91% 17.39%    84.81%
720 - 739                     359      89,005,534       4.28     7.066       729    247,926  82.01    95.82  17.57     87.32
700 - 719                     513     120,044,723       5.77     7.129       709    234,005  81.95    96.57  14.51     89.16
680 - 699                     844     193,220,788       9.28     7.135       689    228,935  81.76    96.12  17.19     90.08
660 - 679                     960     228,343,326      10.97      7.24       669    237,858  81.19    95.77  21.16     89.07
640 - 659                   1,210     281,034,113       13.5     7.301       649    232,260  80.58     94.7  24.39     92.75
620 - 639                   1,632     361,916,472      17.39     7.378       629    221,763     81    94.95   26.4     92.56
600 - 619                   1,089     194,994,453       9.37      7.53       609    179,058  82.44    90.26  58.43     92.39
580 - 599                   1,415     183,267,046       8.81     8.068       589    129,517  83.83    90.05  70.58     93.51
560 - 579                     901     148,983,844       7.16     7.918       570    165,354  81.92    85.58  70.07     95.32
540 - 559                     308      66,947,533       3.22     8.149       550    217,362  79.53     80.9  67.99     94.89
520 - 539                     235      46,682,972       2.24     8.381       529    198,651  74.55    75.19  72.21     95.39
500 - 519                     359      72,953,161       3.51     8.468       507    203,212  74.24    74.91  71.94     97.46
1 - 499                         7       1,231,314       0.06     8.711       495    175,902  78.55    79.49  95.95       100
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

4. Lien

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Lien                        Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
1                           8,512  $1,998,239,683      96.02%     7.34%      638   $234,756  80.40%   91.83% 36.42%    91.45%
2                           1,665      82,911,287       3.98    11.101       630     49,797  99.62    99.62  57.47     99.96
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

5. Combined Original LTV

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.   Full     Owner
Combined Original LTV       Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  260  $   49,719,663       2.39%     7.21%      593   $191,229  50.04%   50.86%  52.96%    89.53%
60.01 - 70.00                 359      81,795,018       3.93     7.277       584    227,841  66.98    67.25   57.63     90.97
70.01 - 80.00               5,826   1,438,028,332       69.1     7.134       647    246,829  79.55    95.11   29.96     96.81
80.01 - 85.00                 535     129,415,542       6.22     7.798       611    241,898  84.61    85.67   47.77     81.89
85.01 - 90.00               1,124     222,974,725      10.71      8.13       634    198,376   89.8    90.86   46.59     63.21
90.01 - 95.00                 357      62,831,667       3.02     8.411       617    175,999  94.79    95.14   68.23     90.45
95.01 - 100.00              1,716      96,386,023       4.63    10.631       630     56,169  99.92    99.92   64.79     98.89
-----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14%  37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------

6. Combined LTV with Silent2nds

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
Combined LTV with            of       Principal    Principal   Gross     Current  Principal  Comb   (incld.   Full     Owner
Silent2nds                  Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  254  $   48,791,075       2.34%     7.21%      592   $192,091  50.04%   50.04%  53.39%    89.33%
60.01 - 70.00                 353      80,706,778       3.88     7.272       583    228,631  66.97    66.97   58.12     91.43
70.01 - 80.00               1,171     295,423,251       14.2     7.435       595    252,283   77.9    77.92   54.83     85.66
80.01 - 85.00                 471     121,560,609       5.84     7.725       612    258,090  84.51    84.59   47.38     83.96
85.01 - 90.00               1,004     223,743,519      10.75     7.939       636    222,852  88.63    89.77   44.62     70.31
90.01 - 95.00                 473      98,836,794       4.75     7.853       632    208,957  88.84    94.69   55.32     92.15
95.01 - 100.00              6,451   1,212,088,943      58.24     7.393       657    187,892  81.83    99.96   27.08     98.12
-----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14%  37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------

7. Original LTV

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.   Full     Owner
Original LTV                Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                1,925  $  132,630,950       6.37%     9.64%      616   $ 68,899  81.04%   81.34%  55.78%    96.05%
60.01 - 70.00                 359      81,795,018       3.93     7.277       584    227,841  66.98    67.25   57.63     90.97
70.01 - 80.00               5,826   1,438,028,332       69.1     7.134       647    246,829  79.55    95.11   29.96     96.81
80.01 - 85.00                 534     129,400,972       6.22     7.798       611    242,324  84.61    85.67   47.78     81.89
85.01 - 90.00               1,107     222,036,501      10.67     8.116       634    200,575   89.8    90.87    46.6     63.06
90.01 - 95.00                 300      60,019,472       2.88     8.297       616    200,065  94.79    95.15   68.94     90.03
95.01 - 100.00                126      17,239,726       0.83     8.446       628    136,823  99.93    99.93   96.88     93.93
-----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14%  37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------

8. Documentation

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.   Full     Owner
Documentation               Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
STATED DOC                  5,122  $1,240,243,789      59.59%     7.50%      658   $242,141  80.65%   94.11%   0.00%    91.84%
FULL DOC                    4,708     775,339,847      37.26     7.478       607    164,686  81.82    88.81     100      91.4
LIMITED DOC                   347      65,567,334       3.15     7.493       617    188,955  83.31    94.28       0     95.28
-----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14%  37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------

9. Purpose

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.   Full     Owner
Purpose                     Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
PURCHASE                    7,000  $1,355,360,976      65.13%     7.48%      654   $193,623  82.37%   97.66%  27.08%    92.36%
CASHOUT REFI                2,957     682,763,842      32.81     7.507       607    230,897  78.96     81.7   55.49     90.54
RATE/TERM REFI                220      43,026,152       2.07     7.468       606    195,573  78.37    84.03   68.51     93.48
-----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14%  37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------

10. Occupancy

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb   (incld.   Full     Owner
Occupancy                   Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED              9,159  $1,910,205,658      91.79%     7.43%      636   $208,561   80.90%   92.70%  37.10%   100.00%
INVESTOR                      945     155,242,703       7.46     8.254       657    164,278   83.89    85.76   36.96         0
SECOND HOME                    73      15,702,609       0.75     7.549       652    215,104   87.23    87.49   59.38         0
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

11. Property Type

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb   (incld.   Full     Owner
Property Type               Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY               7,280  $1,471,274,461      70.70%     7.49%      636   $202,098   80.98%   91.89%  37.03%    93.40%
PUD                         1,289     279,392,673      13.42     7.417       631    216,751   81.27    93.12   44.91     96.42
2-4 FAMILY                    720     173,853,633       8.35     7.606       654    241,463   81.72    90.78   29.77     74.28
CONDO                         861     152,922,394       7.35     7.501       650    177,610   82.07    94.25   33.61     87.78
TOWNHOUSE                      27       3,707,808       0.18      8.01       632    137,326   84.45    95.04   49.88     88.83
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

12. State

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb   (incld.   Full     Owner
State                       Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
CA                          2,932  $  927,983,670      44.59%     7.20%      646   $316,502   79.90%   91.92%  27.69%    94.57%
FL                            874     153,022,992       7.35     7.637       635    175,084    81.2    90.99   35.81     90.68
IL                            796     117,197,317       5.63     7.793       638    147,233   82.37     93.7   38.07     91.44
NJ                            372      88,170,082       4.24     7.682       643    237,016   82.03    90.54   30.84     88.48
WA                            448      77,707,644       3.73     7.444       627    173,455   82.11    94.14   53.06     94.99
MD                            338      77,538,632       3.73     7.409       630    229,404   81.12    91.27    40.5     95.59
TX                            643      75,059,674       3.61     7.832       619    116,734   81.03    93.34   54.61      92.1
VA                            273      73,296,569       3.52      7.49       640    268,486   80.74    93.18    30.1     96.29
NY                            219      61,565,068       2.96     7.555       647    281,119   80.42    90.41   25.34     85.56
GA                            388      46,214,672       2.22     8.041       626    119,110   84.76    94.04   60.65     83.78
Other                       2,894     383,394,649      18.42     7.883       625    132,479   83.29    92.42    55.4     85.97
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

13. Zip

------------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.      Avg.               LTV     Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb   (incld.   Full     Owner
Zip                         Loans      Balance      Balance    Coupon     FICO     Balance     LTV     SS)      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------
94509                          39  $   11,705,116       0.56%     7.23%      660   $300,131   81.89%   95.55%  23.85%    96.77%
94565                          34      11,073,555       0.53     6.839       662    325,693   79.78     93.8   28.48      94.4
94605                          24       9,123,466       0.44     7.178       645    380,144   80.81    91.71   18.58     89.93
95206                          31       9,071,353       0.44     7.004       670    292,624   79.93    94.35   11.45     97.86
94591                          24       8,431,306       0.41     7.282       658    351,304   81.83    94.52   50.22     91.92
94531                          18       8,364,509        0.4     7.083       643    464,695   77.16    89.82    16.5       100
22193                          25       7,394,040       0.36     7.146       660    295,762    81.3    96.58   28.73       100
95122                          17       7,334,782       0.35     7.374       645    431,458   81.51    92.78   20.74       100
94541                          16       7,110,985       0.34     7.276       680    444,437   81.34    93.75    5.96     83.54
94112                          12       6,725,100       0.32     7.059       655    560,425   80.21    96.18   26.14       100
Other                       9,937   1,994,816,758      95.85     7.505       637    200,746   81.19    92.06   37.86     91.63
------------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496   81.17%   92.14%  37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------------

14. Remaining Months to Maturity

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
Remaining Months to          of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Maturity                    Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
1 - 180                        46  $    3,304,610     0.16%      8.22%     639     $ 71,839  73.80%  75.29%  64.16%    93.07%
181 - 240                      34       1,841,049     0.09     10.162      645       54,149  92.79   92.79   41.81     96.16
241 - 360                   6,024     927,597,878    44.57      7.904      623      153,984  81.99   89.19   55.56     88.52
361 >=                      4,073   1,148,407,432    55.18      7.149      649      281,956  80.51   94.57   22.39     94.41
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970   100.00%      7.49%     638     $204,496  81.17%  92.14%  37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

15. Amortization Type

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Amortization Type           Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
15 YR FIXED                    46  $    3,304,610     0.16%      8.22%     639     $ 71,839  73.80%  75.29%  64.16%    93.07%
2 YR ARM                    2,832     508,170,166    24.42      7.866      605      179,439   80.8    87.7   53.18      86.1
2 YR ARM 40/40              3,366     977,509,519    46.97      7.127      650      290,407  80.58   95.01   20.26     94.83
2 YR ARM IO                   371     117,268,805     5.63      6.891      675      316,088  80.13   94.27   53.13     91.19
20 YR FIXED                    34       1,841,049     0.09     10.162      645       54,149  92.79   92.79   41.81     96.16
3 YR ARM                      449      81,697,563     3.93      7.644      622      181,954  80.99   88.94   49.72      86.8
3 YR ARM 40/40                565     137,581,239     6.61      7.292      646      243,507  80.71   93.89   28.69     92.54
3 YR ARM IO                    72      21,090,298     1.01      6.699      673      292,921  79.78   88.25   60.28      93.9
30 YR FIXED                 2,195     173,173,839     8.32      9.101      633       78,895  87.69   90.74    65.6     95.41
40 YR FIXED                   142      33,316,673      1.6      7.214      646      234,624  77.75   84.61   58.77      89.8
5 YR ARM                       47      11,751,151     0.56      6.702      651      250,024  78.95   86.34    73.4     87.73
5 YR ARM IO                    14       3,189,975     0.15      6.846      670      227,855  82.85   84.34   89.66     52.26
6 MO ARM                       44      11,256,081     0.54      7.487      629      255,820  81.39   87.37   39.13     77.57
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970   100.00%      7.49%     638     $204,496  81.17%  92.14%  37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

16. 40 Year Mortgages (Balloon)

17. Initial Periodic Cap

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Initial Periodic Cap        Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
<= 0.00                     2,417  $  211,636,172    10.17%     8.80%      635     $ 87,562  85.96%  89.55%  64.29%    94.49%
0.51 - 1.00                   449     134,976,400     6.49     6.975       667      300,616  80.31   93.36   52.65     90.05
1.51 - 2.00                 6,156   1,476,863,445    70.96     7.378       635      239,906  80.65   92.54   31.29     91.85
2.51 - 3.00                 1,155     257,674,953    12.38     7.326       641      223,095  80.69   91.35   41.18     90.08
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970   100.00%     7.49%      638     $204,496  81.17%  92.14%  37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

18. Periodic Cap

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Periodic Cap                Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
<= 0.00                     2,417  $  211,636,172    10.17%     8.80%      635     $ 87,562  85.96%  89.55%  64.29%    94.49%
0.51 - 1.00                 7,760   1,869,514,798    89.83     7.342       638      240,917  80.63   92.43   34.19     91.48
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970   100.00%     7.49%      638     $204,496  81.17%  92.14%  37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

19. Months to Rate Reset

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Months to Rate Reset        Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
<= 0                        2,417  $  211,636,172      10.17%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
12-Jan                         56      12,071,534       0.58     7.509       628    215,563  81.12    86.98  41.26     76.48
13 - 24                     6,557   1,602,133,037      76.98     7.344       638    244,339  80.62    92.64  33.08     91.81
25 - 36                     1,086     240,369,101      11.55     7.359       640    221,334  80.72    91.72  38.61     90.71
49 >=                          61      14,941,126       0.72     6.733       655    244,936  79.78    85.92  76.87     80.15
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

20. Life Maximum Rate

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Life Maximum Rate           Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
9.00 & Below                2,417  $  211,636,172      10.17%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
11.01 - 11.50                  24       7,838,472       0.38     5.413       661    326,603  74.26    85.33  79.58     99.32
11.51 - 12.00                 262      79,157,599        3.8     5.817       659    302,128  78.02    90.61  80.75     97.12
12.01 - 12.50                 746     212,420,286      10.21     6.311       657    284,746  78.99    93.24  53.59     97.11
12.51 - 13.00               1,667     472,956,719      22.73     6.789       656    283,717  79.36    94.32  28.89     96.86
13.01 - 13.50               1,591     411,997,180       19.8     7.277       646    258,955  80.22    94.54  22.06     95.56
13.51 - 14.00               1,327     319,297,486      15.34     7.761       626    240,616  80.83    91.43  27.19     92.54
14.01 - 14.50                 799     160,640,296       7.72     8.261       608    201,052  83.33    89.43  37.45     80.46
14.51 - 15.00                 663     115,007,850       5.53     8.744       597    173,466  84.99    88.63  40.97     74.91
15.01 & Above                 681      90,198,910       4.33     9.563       586    132,451  84.75       87  37.32     62.77
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

21. Margin

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Margin                      Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
0.99 & Below                2,417  $  211,636,172      10.17%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
4.50 - 4.99                 7,157   1,723,811,668      82.83     7.285       644    240,857  80.93    93.45   32.2     91.15
5.00 - 5.49                     1         179,405       0.01      9.05       737    179,405     90       90      0         0
5.50 - 5.99                   357      83,755,708       4.02     8.058       559    234,610  78.94    80.01  64.78     93.26
6.00 - 6.49                     1         774,520       0.04     6.775       616    774,520     80       95    100       100
6.50 - 6.99                   244      60,993,497       2.93     7.977       579    249,973  74.37    80.87  47.77     98.43
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

22. Interest Only

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
Interest Only               Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
N                           9,720  $1,939,601,892      93.20%     7.54%      635   $199,548  81.24%   92.07% 35.96%    91.86%
Y                             457     141,549,078        6.8     6.861       675    309,735  80.14    93.15  55.02     90.72
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

23. UNITS

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
UNITS                       Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
1                           9,457  $1,907,297,337      91.65%     7.48%      636   $201,681  81.12%   92.26% 37.94%    93.38%
2                             615     139,928,438       6.72     7.588       654    227,526  82.15    93.14  26.53     82.03
3                              67      20,209,953       0.97     7.593       654    301,641  79.62    80.89  43.48     50.68
4                              38      13,715,242       0.66     7.804       654    360,927  80.35    81.27  42.63     30.07
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

24. CITY

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.  Full     Owner
CITY                        Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
CHICAGO                       314  $   49,730,306       2.39%     7.72%      644   $158,377  82.91%   94.49% 35.67%    86.86%
SACRAMENTO                    144      38,125,241       1.83     7.122       642    264,759   80.6    92.64  31.03      94.6
LOS ANGELES                   132      46,021,118       2.21     7.194       641    348,645  78.73    89.21  29.74     94.72
MIAMI                         122      21,913,823       1.05     7.517       651    179,622  81.28    94.13  37.62     92.68
SAN JOSE                      111      46,872,321       2.25     7.278       642    422,273  80.25    92.27  20.08     97.75
Other                       9,354   1,878,488,162      90.26     7.504       637    200,822  81.22    92.11  38.03     91.63
----------------------------------------------------------------------------------------------------------------------------
Total:                     10,177  $2,081,150,970     100.00%     7.49%      638   $204,496  81.17%   92.14% 37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold.

The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material.

We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                 ENTIRE DEAL ARM

1. Current Principal Balance

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal   Gross     Current  Principal  Comb   (incld.   Full    Owner
Current Principal Balance   Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                  231  $    9,849,664       0.53%     9.17%      609   $ 42,639  82.58%   88.90% 58.63%    60.06%
$50,001 - $75,000             431      27,442,921       1.47      8.93       614     63,673  82.94    92.53  53.41     66.98
$75,001 - $100,000            553      48,789,447       2.61     7.975       618     88,227  81.78    92.41  59.06      76.8
$100,001 - $125,000           638      71,735,953       3.84     7.783       618    112,439  81.37    93.16  53.77     86.03
$125,001 - $150,000           635      87,166,349       4.66     7.633       626    137,270  80.51    92.28  47.69     89.27
$150,001 - $200,000         1,246     218,592,419      11.69     7.446       628    175,435  80.21    91.66  44.69     90.53
$200,001 - $250,000           937     209,400,884       11.2      7.39       635    223,480  80.38    92.63  34.37     91.11
$250,001 - $300,000           875     239,943,675      12.83     7.167       639    274,221  80.14    92.62  29.25     93.86
$300,001 - $350,000           644     209,000,361      11.18     7.144       648    324,535  80.94    93.53  25.07        94
$350,001 - $400,000           462     172,916,358       9.25     7.183       640    374,278  80.42    92.74  24.28     93.06
$400,001 - $450,000           344     146,209,111       7.82     7.177       646    425,026  81.02    93.25  25.81     94.19
$450,001 - $500,000           291     138,235,797       7.39     7.063       650    475,037  80.46    93.04  22.35     96.21
$500,001 - $550,000           149      78,347,481       4.19     7.227       650    525,822  80.97    93.85   30.1     91.26
$550,001 - $600,000           113      64,975,915       3.48     7.287       641    575,008  81.38    91.43  36.28     95.67
$600,001 - $650,000            98      61,428,452       3.29     7.152       641    626,821  80.45    90.08  29.77     93.84
$650,001 - $700,000            31      20,896,895       1.12      7.32       659    674,093  80.28    93.97  32.08     96.67
$700,001 & Above               82      64,583,118       3.45     7.584       639    787,599  79.99    87.14  53.99     85.83
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

2. Current Rate

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal  Comb   (incld.   Full    Owner
Current Rate                Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49                    18  $    6,271,520       0.34%     5.39%      660   $348,418  73.57%   84.95% 84.83%    99.15%
5.50 - 5.99                   242      72,190,309       3.86     5.789       658    298,307   77.9     90.5  79.23     96.84
6.00 - 6.49                   686     196,620,366      10.52     6.274       656    286,619  78.78    93.14  55.91     97.34
6.50 - 6.99                 1,594     455,601,295      24.37     6.753       657    285,823  79.43    94.34  30.26     96.71
7.00 - 7.49                 1,576     411,132,048      21.99     7.227       648    260,871   80.1    94.59  21.79      95.9
7.50 - 7.99                 1,430     344,190,470      18.41     7.716       629    240,693  80.79    91.83  26.13     92.67
8.00 - 8.49                   801     164,304,860       8.79     8.212       608    205,125  83.08    89.33  38.55     81.64
8.50 - 8.99                   688     123,300,406        6.6     8.704       597    179,216  84.71    88.54  40.19     77.45
9.00 & Above                  725      95,903,524       5.13      9.53       587    132,281  84.85    87.14  38.09     61.74
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

3. Credit Score

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Credit Score                Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
740 & Above                   274  $   85,128,588       4.55%     7.02%      763   $310,688  80.91%   96.14% 15.69%    84.75%
720 - 739                     276      79,892,570       4.27     6.965       729    289,466  81.22    96.26  14.53     86.49
700 - 719                     401     108,933,856       5.83     7.003       709    271,656  81.16    96.91  12.82      89.6
680 - 699                     634     169,785,705       9.08     7.013       689    267,801     81    96.78   14.2     89.31
660 - 679                     809     208,912,809      11.17     7.202       669    258,236  81.04    96.49  19.03     89.41
640 - 659                   1,055     261,631,376      13.99     7.244       649    247,992  80.59    95.25  21.99     92.79
620 - 639                   1,420     336,492,989         18     7.313       629    236,967  80.87    95.45  24.12     92.27
600 - 619                     759     166,473,618        8.9     7.262       609    219,333  81.67    90.43  54.76      91.2
580 - 599                     700     143,323,720       7.67     7.436       589    204,748  81.85    89.31  64.58     91.97
560 - 579                     588     130,056,219       6.96     7.625       570    221,184  80.99    84.96  68.02      95.6
540 - 559                     271      61,341,200       3.28     8.154       550    226,351  80.16    81.64   66.7     94.81
520 - 539                     218      44,423,762       2.38     8.374       529    203,779  74.86     75.5  71.63     95.23
500 - 519                     348      71,887,073       3.85      8.46       507    206,572  74.22    74.86   71.9     97.42
1 - 499                         7       1,231,314       0.07     8.711       495    175,902  78.55    79.49  95.95       100
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

4. Lien

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Lien                        Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
1                           7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

5. Combined Original LTV

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV    Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb  (incld.  Full     Owner
Combined Original LTV       Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  192  $   37,919,419       2.03%     7.25%      584   $197,497  50.43%   51.09% 49.90%    91.39%
60.01 - 70.00                 303      71,347,289       3.82     7.306       579    235,470  67.15    67.44   56.9     91.41
70.01 - 80.00               5,396   1,361,749,378      72.84     7.131       647    252,363  79.62    95.51  27.86     96.88
80.01 - 85.00                 488     120,760,932       6.46     7.822       609    247,461  84.63    85.76  45.77     81.57
85.01 - 90.00                 992     204,797,068      10.95      8.14       633    206,449  89.81    90.92  44.03     61.79
90.01 - 95.00                 274      56,380,210       3.02     8.297       614    205,767  94.79    95.14  68.89     89.58
95.01 - 100.00                115      16,560,502       0.89     8.406       628    144,004  99.93    99.93  96.75     93.68
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

6. Combined LTV with Silent2nds

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
Combined LTV with            of       Principal    Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Silent2nds                  Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  188  $   37,182,568       1.99%     7.26%      583   $197,780  50.28%   50.28% 50.37%    91.22%
60.01 - 70.00                 298      70,305,109       3.76     7.302       578    235,923  67.13    67.13  57.48     91.95
70.01 - 80.00                 996     257,298,827      13.76     7.491       590    258,332  78.06    78.09  52.21     84.82
80.01 - 85.00                 425     112,984,876       6.04     7.745       610    265,847  84.52    84.61  45.25     83.72
85.01 - 90.00                 886     205,869,119      11.01     7.945       635    232,358  88.59    89.78  41.86     69.15
90.01 - 95.00                 377      89,144,978       4.77     7.777       631    236,459  88.78    94.72  54.28     91.62
95.01 - 100.00              4,590   1,096,729,321      58.66     7.122       659    238,939  80.56    99.97  23.72        98
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

7. Original LTV

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Original LTV                Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                  192  $   37,919,419       2.03%     7.25%      584   $197,497  50.43%   51.09% 49.90%    91.39%
60.01 - 70.00                 303      71,347,289       3.82     7.306       579    235,470  67.15    67.44   56.9     91.41
70.01 - 80.00               5,396   1,361,749,378      72.84     7.131       647    252,363  79.62    95.51  27.86     96.88
80.01 - 85.00                 488     120,760,932       6.46     7.822       609    247,461  84.63    85.76  45.77     81.57
85.01 - 90.00                 992     204,797,068      10.95      8.14       633    206,449  89.81    90.92  44.03     61.79
90.01 - 95.00                 274      56,380,210       3.02     8.297       614    205,767  94.79    95.14  68.89     89.58
95.01 - 100.00                115      16,560,502       0.89     8.406       628    144,004  99.93    99.93  96.75     93.68
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

8. Documentation

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Documentation               Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
STATED DOC                  4,443  $1,171,697,632      62.67%     7.42%      657   $263,718  80.33%   94.34%  0.00%    91.70%
FULL DOC                    3,075     639,272,811      34.19     7.215       605    207,894  81.06    88.81    100     90.78
LIMITED DOC                   242      58,544,355       3.13     7.208       614    241,919  81.86    93.83      0     94.71
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

9. Purpose

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Purpose                     Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
PURCHASE                    5,282  $1,242,821,599      66.48%     7.27%      655   $235,294  81.40%   97.65% 24.32%    91.94%
CASHOUT REFI                2,328     593,626,451      31.75     7.476       603    254,994  79.09    81.92  53.18     90.35
RATE/TERM REFI                150      33,066,748       1.77     7.486       601    220,445  79.25    85.15   64.4      94.6
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

10. Occupancy

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Occupancy                   Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED              6,838  $1,710,220,998      91.48%     7.26%      636   $250,105  80.25%   92.99% 33.93%   100.00%
INVESTOR                      858     144,755,922       7.74     8.269       657    168,713  84.39    86.33  35.04         0
SECOND HOME                    64      14,537,878       0.78     7.577       648    227,154  87.43    87.71  56.37         0
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

11. Property Type

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Property Type               Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY               5,526  $1,318,088,971      70.50%     7.34%      636   $238,525  80.49%   92.27% 33.69%    93.15%
PUD                           998     253,167,506      13.54     7.259       632    253,675   80.6    93.11  42.33     96.22
2-4 FAMILY                    544     154,916,893       8.29     7.464       653    284,774  81.11    90.95  27.63     73.29
CONDO                         673     140,498,998       7.52     7.331       651    208,765  81.29    94.28   31.4     87.44
TOWNHOUSE                      19       2,842,431       0.15     7.967       631    149,602  85.42    96.66  39.22     85.42
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

12. State

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
State                       Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
CA                          2,478  $  865,313,736      46.29%     7.09%      646   $349,198  79.57%   92.37% 25.59%    94.53%
FL                            663     133,976,853       7.17     7.469       637    202,077  80.69    91.47  32.78     89.92
IL                            514     100,856,378       5.39       7.5       638    196,219  80.83    93.22  34.25     90.31
NJ                            282      80,446,593        4.3     7.533       642    285,272  81.02    90.19  29.74     87.48
MD                            299      71,036,699        3.8     7.389       627    237,581  81.04    91.68  38.13     96.42
WA                            327      68,755,199       3.68     7.231       627    210,261  81.37    94.38  49.34     94.36
VA                            231      68,520,298       3.67     7.386       642    296,625  80.31    93.62   27.9     96.03
TX                            451      57,679,918       3.09     7.772       617    127,893  81.21    94.13  50.97     91.57
NY                            149      50,504,048        2.7     7.425       649    338,953  80.32    91.77  19.31     84.53
GA                            246      37,401,605          2     7.806       622    152,039  83.52    93.98  57.58     81.94
Other                       2,120     335,023,472      17.92      7.71       625    158,030  82.62    92.42  52.13     85.06
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

13. Zip

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Zip                         Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
94565                          30  $   10,528,766       0.56%     6.76%      665   $350,959  79.95%   94.70% 25.46%    97.06%
94509                          29      10,508,954       0.56     6.931       662    362,378  80.59    95.81  22.38     96.41
95206                          29       8,836,861       0.47     6.965       671    304,719  80.28    95.08   9.97      97.8
94605                          21       8,802,769       0.47     6.999       646    419,179  80.13    91.42  18.12     89.56
94531                          18       8,364,509       0.45     7.083       643    464,695  77.16    89.82   16.5       100
94591                          20       7,616,196       0.41     7.235       659    380,810  81.43    95.49  46.42     91.06
94541                          15       6,981,137       0.37     7.189       681    465,409  80.99    93.63   6.07     83.23
95122                          14       6,893,147       0.37     7.254       645    492,368  82.36    94.34  22.07       100
22193                          23       6,810,881       0.36     7.186       658    296,125  80.47    97.06  23.55       100
94112                          12       6,725,100       0.36     7.059       655    560,425  80.21    96.18  26.14       100
Other                       7,549   1,787,446,478      95.61     7.355       637    236,779  80.64    92.35  34.77     91.29
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

14. Remaining Months to Maturity

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
Remaining Months to          of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Maturity                    Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
241 - 360                   3,829  $  754,424,039      40.35%     7.63%      621   $197,029  80.68%   88.83% 53.26%    86.94%
361 >=                      3,931   1,115,090,759      59.65     7.147       650    283,666  80.59    94.87   21.3     94.55
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

15. Amortization Type

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Amortization Type           Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
2 YR ARM                    2,832  $  508,170,166      27.18%     7.87%      605   $179,439  80.80%   87.70% 53.18%    86.10%
2 YR ARM 40/40              3,366     977,509,519      52.29     7.127       650    290,407  80.58    95.01  20.26     94.83
2 YR ARM IO                   371     117,268,805       6.27     6.891       675    316,088  80.13    94.27  53.13     91.19
3 YR ARM                      449      81,697,563       4.37     7.644       622    181,954  80.99    88.94  49.72      86.8
3 YR ARM 40/40                565     137,581,239       7.36     7.292       646    243,507  80.71    93.89  28.69     92.54
3 YR ARM IO                    72      21,090,298       1.13     6.699       673    292,921  79.78    88.25  60.28      93.9
5 YR ARM                       47      11,751,151       0.63     6.702       651    250,024  78.95    86.34   73.4     87.73
5 YR ARM IO                    14       3,189,975       0.17     6.846       670    227,855  82.85    84.34  89.66     52.26
6 MO ARM                       44      11,256,081        0.6     7.487       629    255,820  81.39    87.37  39.13     77.57
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

16. 40 Year Mortgages (Balloon)

17. Initial Periodic Cap

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Initial Periodic Cap        Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00                   449  $  134,976,400       7.22%     6.98%      667   $300,616  80.31%   93.36% 52.65%    90.05%
1.51 - 2.00                 6,156   1,476,863,445         79     7.378       635    239,906  80.65    92.54  31.29     91.85
2.51 - 3.00                 1,155     257,674,953      13.78     7.326       641    223,095  80.69    91.35  41.18     90.08
----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43% 34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------------

18. Periodic Cap

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV      Pct.    Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb  (incld.    Full    Owner
Periodic Cap                Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)       Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00                 7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43%  34.19%    91.48%
-----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43%  34.19%    91.48%
-----------------------------------------------------------------------------------------------------------------------------

19. Months to Rate Reset

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV      Pct.    Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb  (incld.    Full   Owner
Months to Rate Reset        Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
12-Jan                         56  $   12,071,534       0.65%     7.51%      628   $215,563  81.12%   86.98%  41.26%    76.48%
13 - 24                     6,557   1,602,133,037       85.7     7.344       638    244,339  80.62    92.64   33.08     91.81
25 - 36                     1,086     240,369,101      12.86     7.359       640    221,334  80.72    91.72   38.61     90.71
49 >=                          61      14,941,126        0.8     6.733       655    244,936  79.78    85.92   76.87     80.15
-----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43%  34.19%    91.48%
-----------------------------------------------------------------------------------------------------------------------------

20. Life Maximum Rate

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV      Pct.    Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb  (incld.    Full   Owner
Life Maximum Rate           Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
11.01 - 11.50                  24  $    7,838,472       0.42%     5.41%      661   $326,603  74.26%   85.33%  79.58%    99.32%
11.51 - 12.00                 262      79,157,599       4.23     5.817       659    302,128  78.02    90.61   80.75     97.12
12.01 - 12.50                 746     212,420,286      11.36     6.311       657    284,746  78.99    93.24   53.59     97.11
12.51 - 13.00               1,667     472,956,719       25.3     6.789       656    283,717  79.36    94.32   28.89     96.86
13.01 - 13.50               1,591     411,997,180      22.04     7.277       646    258,955  80.22    94.54   22.06     95.56
13.51 - 14.00               1,327     319,297,486      17.08     7.761       626    240,616  80.83    91.43   27.19     92.54
14.01 - 14.50                 799     160,640,296       8.59     8.261       608    201,052  83.33    89.43   37.45     80.46
14.51 - 15.00                 663     115,007,850       6.15     8.744       597    173,466  84.99    88.63   40.97     74.91
15.01 & Above                 681      90,198,910       4.82     9.563       586    132,451  84.75       87   37.32     62.77
-----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43%  34.19%    91.48%
-----------------------------------------------------------------------------------------------------------------------------

21. Margin

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV      Pct.    Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb  (incld.    Full    Owner
Margin                      Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
4.50 - 4.99                 7,157  $1,723,811,668      92.21%     7.29%      644   $240,857  80.93%   93.45%  32.20%    91.15%
5.00 - 5.49                     1         179,405       0.01      9.05       737    179,405     90       90       0         0
5.50 - 5.99                   357      83,755,708       4.48     8.058       559    234,610  78.94    80.01   64.78     93.26
6.00 - 6.49                     1         774,520       0.04     6.775       616    774,520     80       95     100       100
6.50 - 6.99                   244      60,993,497       3.26     7.977       579    249,973  74.37    80.87   47.77     98.43
-----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43%  34.19%    91.48%
-----------------------------------------------------------------------------------------------------------------------------

22. Interest Only

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV      Pct.    Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb  (incld.    Full   Owner
Interest Only               Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
N                           7,303  $1,727,965,720      92.43%     7.38%      635   $236,610  80.67%   92.38%  32.49%    91.54%
Y                             457     141,549,078       7.57     6.861       675    309,735  80.14    93.15   55.02     90.72
-----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43%  34.19%    91.48%
-----------------------------------------------------------------------------------------------------------------------------

23. UNITS

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV      Pct.     Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb  (incld.    Full   Owner
UNITS                       Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
1                           7,216  $1,714,597,905      91.71%     7.33%      637   $237,611  80.58%   92.57%  34.79%    93.12%
2                             452     123,936,659       6.63     7.407       653    274,196   81.2     93.2   24.08     80.65
3                              62      19,323,254       1.03     7.603       653    311,665  80.19    81.52   42.14     51.74
4                              30      11,656,981       0.62     7.837       650    388,566  81.61     82.7   41.37     30.71
-----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43%  34.19%    91.48%
-----------------------------------------------------------------------------------------------------------------------------

24. CITY

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                     Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV      Pct.    Pct.
                             of       Principal    Principal   Gross     Current  Principal   Comb  (incld.    Full   Owner
CITY                        Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
CHICAGO                       204  $   42,538,008       2.28%     7.44%      643   $208,520  81.47%   94.18%  31.05%    85.04%
SACRAMENTO                    131      36,305,841       1.94     7.072       642    277,144  80.92    93.57   28.85     95.15
LOS ANGELES                   109      41,148,932        2.2     7.099       638    377,513  78.03    89.75   29.14      94.1
SAN JOSE                       98      45,239,029       2.42     7.156       642    461,623  80.06    92.33   20.09     97.67
STOCKTON                       96      27,572,924       1.47     7.036       653    287,218  79.17    91.62   25.03     93.53
Other                       7,122   1,676,710,065      89.69     7.361       637    235,427   80.7    92.45   35.05      91.3
-----------------------------------------------------------------------------------------------------------------------------
Total:                      7,760  $1,869,514,798     100.00%     7.34%      638   $240,917  80.63%   92.43%  34.19%    91.48%
-----------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that
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The information contained in this material may be based on assumptions regarding
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limitation of any kind.

                                ENTIRE DEAL FIXED

1. Current Principal Balance

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Current Principal Balance   Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                1,104  $ 34,796,926      16.44%    11.15%      612   $ 31,519  97.84%   98.39% 76.29%    97.78%
$50,001 - $75,000             394    24,363,552      11.51    10.548       638     61,836     96    97.75  53.61     95.19
$75,001 - $100,000            318    27,392,894      12.94     9.871       634     86,141  92.09    95.47  63.17     92.86
$100,001 - $125,000           143    16,023,691       7.57     9.076       637    112,054  87.16    93.14  56.48     96.01
$125,001 - $150,000           110    14,968,045       7.07      8.33       634    136,073  82.37    87.99  60.44     94.62
$150,001 - $200,000           136    23,573,435      11.14     7.894       635    173,334  79.27    83.73   58.9     96.08
$200,001 - $250,000            63    14,162,936       6.69     7.159       645    224,809   75.2     81.7  63.28     90.68
$250,001 - $300,000            51    13,932,061       6.58     7.146       629    273,178  77.88       82  68.73     93.95
$300,001 - $350,000            26     8,510,322       4.02     6.918       647    327,320  74.51    81.73  53.32     96.36
$350,001 - $400,000            23     8,761,569       4.14     6.739       669    380,938  76.09    80.71  56.98     95.48
$400,001 - $450,000            16     6,696,090       3.16     6.888       635    418,506  76.67    82.91  80.89     87.38
$450,001 - $500,000            11     5,292,587        2.5     6.962       648    481,144  77.23    79.09  54.86     90.75
$500,001 - $550,000             7     3,663,820       1.73     6.583       662    523,403  81.51    85.31  70.75     85.71
$550,001 - $600,000             7     3,944,869       1.86     6.511       688    563,553  84.32    85.49    100       100
$600,001 - $650,000             4     2,537,221        1.2     7.133       628    634,305  82.11    82.11  74.53       100
$650,001 - $700,000             2     1,319,133       0.62     6.949       674    659,567  65.03    65.03  50.04     50.04
$700,001 & Above                2     1,697,020        0.8     6.961       597    848,510  75.87    75.87    100       100
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

2. Current Rate

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Current Rate                Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
6.00 - 6.49                    96  $ 26,618,350      12.58%     6.28%      656   $277,274  72.85%   76.48% 87.80%    96.55%
6.50 - 6.99                   138    31,507,875      14.89     6.735       654    228,318  77.28    84.53  80.75     95.35
7.00 - 7.49                   101    19,980,918       9.44     7.232       630    197,831  76.36    80.98  69.88     90.29
7.50 - 7.99                   150    23,350,791      11.03     7.717       631    155,672   77.3    84.58  51.14     88.75
8.00 - 8.49                    89    12,107,409       5.72     8.206       626    136,038   82.3    88.44  49.42     89.32
8.50 - 8.99                   159    13,020,124       6.15     8.722       645     81,888  86.53     91.1  47.62      86.8
9.00 & Above                1,684    85,050,705      40.19    11.115       625     50,505  98.34     98.8  57.81     98.01
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal  Comb   (incld.   Full    Owner
Credit Score                Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
740 & Above                    71  $  7,397,103       3.50%     8.08%      765   $104,185  87.24%   93.31% 36.99%    85.51%
720 - 739                      83     9,112,964       4.31     7.948       730    109,795     89    91.93  44.22     94.55
700 - 719                     112    11,110,867       5.25     8.361       709     99,204  89.61    93.17  31.11     84.84
680 - 699                     210    23,435,083      11.07     8.023       688    111,596  87.23    91.36  38.78     95.65
660 - 679                     151    19,430,517       9.18     7.645       670    128,679  82.75    88.06  44.12     85.42
640 - 659                     155    19,402,737       9.17      8.07       649    125,179  80.41    87.19  56.71     92.12
620 - 639                     212    25,423,484      12.01     8.238       629    119,922  82.73    88.46  56.67     96.38
600 - 619                     330    28,520,835      13.48     9.095       610     86,427   86.9    89.25  79.81     99.34
580 - 599                     715    39,943,326      18.87    10.336       589     55,865  90.92    92.71  92.11     99.03
560 - 579                     313    18,927,625       8.94     9.934       574     60,472  88.27    89.82  84.14     93.42
540 - 559                      37     5,606,333       2.65     8.096       548    151,523  72.71    72.87  82.18     95.73
520 - 539                      17     2,259,210       1.07      8.53       529    132,895  68.54    69.05  83.55     98.42
500 - 519                      11     1,066,089        0.5     9.001       506     96,917  75.55    78.05  74.76       100
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

4. Lien

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Lien                        Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
1                             752  $128,724,885      60.82%     7.32%      639   $171,177  77.15%   83.06% 68.69%    90.98%
2                           1,665    82,911,287      39.18    11.101       630     49,797  99.62    99.62  57.47     99.96
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

5. Combined Original LTV

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Combined Original LTV       Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                   68  $ 11,800,243       5.58%     7.09%      620   $173,533  48.81%   50.11% 62.79%    83.52%
60.01 - 70.00                  56    10,447,729       4.94     7.078       620    186,567  65.85    65.96  62.64     87.97
70.01 - 80.00                 430    76,278,955      36.04     7.189       642    177,393   78.4    87.97   67.4      95.6
80.01 - 85.00                  47     8,654,610       4.09     7.458       640    184,141  84.28    84.42  75.64     86.39
85.01 - 90.00                 132    18,177,656       8.59     8.009       647    137,710  89.66    90.29  75.33     79.28
90.01 - 95.00                  83     6,451,458       3.05     9.408       644     77,728  94.81    95.13  62.49     98.05
95.01 - 100.00              1,601    79,825,521      37.72    11.092       630     49,860  99.92    99.92  58.16     99.97
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

6. Combined LTV with Silent2nds

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
Combined LTV with            of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Silent2nds                  Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                   66  $ 11,608,507       5.49%     7.04%      620   $175,886  49.28%   49.28% 63.08%    83.25%
60.01 - 70.00                  55    10,401,669       4.91     7.073       620    189,121  65.85    65.85  62.48     87.91
70.01 - 80.00                 175    38,124,424      18.01      7.06       630    217,854  76.82    76.82  72.53     91.33
80.01 - 85.00                  46     8,575,733       4.05     7.457       640    186,429  84.27    84.27  75.42     87.18
85.01 - 90.00                 118    17,874,400       8.45     7.879       647    151,478  89.11     89.6  76.47     83.64
90.01 - 95.00                  96     9,691,816       4.58     8.553       648    100,956  89.39    94.43  64.87     97.07
95.01 - 100.00              1,861   115,359,622      54.51     9.969       637     61,988  93.83    99.92   59.1     99.28
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

7. Original LTV

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Original LTV                Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                1,733  $ 94,711,530      44.75%    10.60%      629   $ 54,652  93.29%   93.46% 58.13%    97.91%
60.01 - 70.00                  56    10,447,729       4.94     7.078       620    186,567  65.85    65.96  62.64     87.97
70.01 - 80.00                 430    76,278,955      36.04     7.189       642    177,393   78.4    87.97   67.4      95.6
80.01 - 85.00                  46     8,640,039       4.08     7.451       640    187,827  84.28    84.42  75.77     86.36
85.01 - 90.00                 115    17,239,432       8.15     7.826       648    149,908  89.68    90.35  77.07     78.15
90.01 - 95.00                  26     3,639,262       1.72     8.294       649    139,972   94.8    95.37  69.74     96.98
95.01 - 100.00                 11       679,224       0.32     9.411       634     61,748    100      100    100       100
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

8. Documentation

---------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                      Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
                             of      Principal   Principal    Gross    Current  Principal  Comb   (incld.   Full     Owner
Documentation               Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc    Occupied
---------------------------------------------------------------------------------------------------------------------------
FULL DOC                    1,633  $136,067,036      64.29%     8.71%      619   $ 83,323  85.39%   88.84% 100.00%    94.28%
STATED DOC                    679    68,546,157      32.39      8.86       667    100,952  86.12    90.11       0     94.36
LIMITED DOC                   105     7,022,979       3.32     9.863       636     66,886  95.38    97.99       0       100
---------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55%  64.29%    94.49%
---------------------------------------------------------------------------------------------------------------------------

9. Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Purpose                     Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
PURCHASE                    1,718  $112,539,377      53.18%     9.78%      640   $ 65,506  93.09%   97.78% 57.49%    97.05%
CASHOUT REFI                  629    89,137,391      42.12     7.713       632    141,713  78.13     80.2  70.89      91.8
RATE/TERM REFI                 70     9,959,404       4.71     7.408       623    142,277  75.45    80.33  82.13     89.74
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

10. Occupancy

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Occupancy                   Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED              2,321  $199,984,660      94.49%     8.85%      634   $ 86,163  86.43%   90.19% 64.14%   100.00%
INVESTOR                       87    10,486,781       4.96     8.035       661    120,538  76.99    77.93  63.49         0
SECOND HOME                     9     1,164,731       0.55     7.197       697    129,415  84.72    84.72  96.94         0
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

11. Property Type

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Property Type               Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY               1,754  $153,185,490      72.38%     8.73%      633   $ 87,335  85.19%   88.60% 65.81%    95.52%
PUD                           291    26,225,167      12.39     8.937       629     90,121  87.74    93.18  69.78     98.37
2-4 FAMILY                    176    18,936,740       8.95     8.766       659    107,595   86.7    89.36  47.23     82.45
CONDO                         188    12,423,397       5.87     9.422       639     66,082  90.85    93.88  58.58     91.63
TOWNHOUSE                       8       865,377       0.41     8.151       635    108,172  81.25    89.74  84.89       100
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

12. State

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
State                       Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
CA                            454  $ 62,669,934      29.61%     8.68%      643   $138,040  84.37%   85.61% 56.73%    95.17%
FL                            211    19,046,140          9     8.815       624     90,266  84.76    87.56  57.18     96.02
TX                            192    17,379,756       8.21      8.03       624     90,520  80.45    90.72  66.71     93.85
IL                            282    16,340,940       7.72     9.604       640     57,947  91.86    96.69   61.7     98.44
NY                             70    11,061,020       5.23     8.147       641    158,015  80.87    84.19  52.88     90.25
WA                            121     8,952,445       4.23     9.072       628     73,987  87.78    92.29   81.6     99.78
GA                            142     8,813,067       4.16     9.038       639     62,064  90.04     94.3  73.72     91.59
NJ                             90     7,723,489       3.65     9.231       661     85,817  92.62    94.19  42.28     98.93
MD                             39     6,501,933       3.07     7.631       656    166,716  82.01    86.72  66.34     86.55
OR                             58     5,963,018       2.82     8.494       623    102,811  83.87    90.14  76.42       100
Other                         758    47,184,430       22.3     9.142       626     62,249  88.33    92.09  76.64     92.06
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

13. Zip

--------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted  Weighted                     Comb
                           Number                 Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of      Principal   Principal   Gross     Current  Principal   Comb  (incld.   Full    Owner
Zip                         Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------
94509                          10  $  1,196,163       0.57%     9.85%      642   $119,616  93.32%   93.32% 36.77%   100.00%
95404                           2     1,117,598       0.53     6.722       720    558,799  82.66    82.66  53.16     53.16
97405                           1       892,883       0.42       6.7       612    892,883   74.5     74.5    100       100
94591                           4       815,110       0.39     7.721       646    203,777   85.5     85.5  85.71       100
90066                           1       804,137       0.38      7.25       580    804,137   77.4     77.4    100       100
95757                           3       786,802       0.37     7.057       674    262,267  74.37    74.37  94.97       100
60605                           2       782,370       0.37      6.62       644    391,185     80    94.66    100       100
93277                           4       710,376       0.34      7.24       630    177,594  82.48    82.48    100       100
94577                           3       685,474       0.32     7.951       643    228,491  91.63    91.63      0       100
95621                           4       682,016       0.32     7.791       615    170,504  86.08    86.08    100       100
Other                       2,383   203,163,243         96     8.851       635     85,255  86.08    89.77  63.85     94.52
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,417  $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
--------------------------------------------------------------------------------------------------------------------------

14. Remaining Months to Maturity

----------------------------------------------------------------------------------------------------------------------
                                              Pct. Of   Weighted  Weighted                      Comb
                                              Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
Remaining Months to   Number     Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Maturity             of Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------
1 - 180                   46   $  3,304,610     1.56%      8.22%     639     $ 71,839  73.80%  75.29%  64.16%    93.07%
181 - 240                 34      1,841,049     0.87     10.162      645       54,149  92.79   92.79   41.81     96.16
241 - 360              2,195    173,173,839    81.83      9.101      633       78,895  87.69   90.74    65.6     95.41
361 >=                   142     33,316,673    15.74      7.214      646      234,624  77.75   84.61   58.77      89.8
----------------------------------------------------------------------------------------------------------------------
Total:                 2,417   $211,636,172   100.00%      8.80%     635     $ 87,562  85.96%  89.55%  64.29%    94.49%
----------------------------------------------------------------------------------------------------------------------

15. Amortization Type

----------------------------------------------------------------------------------------------------------------------
                                              Pct. Of   Weighted  Weighted                      Comb
                                              Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                      Number     Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Amortization Type    of Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------
15 YR FIXED               46   $  3,304,610     1.56%      8.22%     639     $ 71,839  73.80%  75.29%  64.16%    93.07%
20 YR FIXED               34      1,841,049     0.87      10.162     645       54,149  92.79   92.79   41.81     96.16
30 YR FIXED            2,195    173,173,839    81.83      9.101      633       78,895  87.69   90.74    65.6     95.41
40 YR FIXED              142     33,316,673    15.74      7.214      646      234,624  77.75   84.61   58.77      89.8
----------------------------------------------------------------------------------------------------------------------
Total:                 2,417   $211,636,172   100.00%      8.80%     635     $ 87,562  85.96%  89.55%  64.29%    94.49%
----------------------------------------------------------------------------------------------------------------------

16. 40 Year Mortgages (Balloon)

17. Initial Periodic Cap

-----------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted  Weighted                      Comb
                                               Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                       Number     Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Initial Periodic Cap  of Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------
<= 0.00                 2,417   $211,636,172   100.00%     8.80%      635     $87,562   85.96%  89.55%  64.29%    94.49%
-----------------------------------------------------------------------------------------------------------------------
Total:                  2,417   $211,636,172   100.00%     8.80%      635     $87,562   85.96%  89.55%  64.29%    94.49%
-----------------------------------------------------------------------------------------------------------------------

18. Periodic Cap

-----------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted  Weighted                      Comb
                                               Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                       Number     Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Periodic Cap          of Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------
<= 0.00                 2,417   $211,636,172   100.00%     8.80%      635     $87,562   85.96%  89.55%  64.29%    94.49%
-----------------------------------------------------------------------------------------------------------------------
Total:                  2,417   $211,636,172   100.00%     8.80%      635     $87,562   85.96%  89.55%  64.29%    94.49%
-----------------------------------------------------------------------------------------------------------------------

19. Months to Rate Reset

-----------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted  Weighted                      Comb
                                               Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                       Number     Principal   Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Months to Rate Reset  of Loans     Balance     Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------
<= 0                    2,417   $211,636,172   100.00%     8.80%      635     $87,562   85.96%  89.55%  64.29%    94.49%
-----------------------------------------------------------------------------------------------------------------------
Total:                  2,417   $211,636,172   100.00%     8.80%      635     $87,562   85.96%  89.55%  64.29%    94.49%
-----------------------------------------------------------------------------------------------------------------------

20. Life Maximum Rate

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Life Maximum Rate           Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
9.00 & Below                2,417    $211,636,172     100.00%     8.80%      635    $87,562  85.96%   89.55% 64.29%    94.49%
----------------------------------------------------------------------------------------------------------------------------
Total:                      2,417    $211,636,172     100.00%     8.80%      635    $87,562  85.96%   89.55% 64.29%    94.49%
----------------------------------------------------------------------------------------------------------------------------

21. Margin

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Margin                      Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
0.99 & Below                2,417    $211,636,172     100.00%     8.80%      635    $87,562  85.96%   89.55% 64.29%    94.49%
----------------------------------------------------------------------------------------------------------------------------
Total:                      2,417    $211,636,172     100.00%     8.80%      635    $87,562  85.96%   89.55% 64.29%    94.49%
----------------------------------------------------------------------------------------------------------------------------

22. Interest Only

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Interest Only               Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
N                           2,417    $211,636,172     100.00%     8.80%      635    $87,562  85.96%   89.55% 64.29%    94.49%
----------------------------------------------------------------------------------------------------------------------------
Total:                      2,417    $211,636,172     100.00%     8.80%      635    $87,562  85.96%   89.55% 64.29%    94.49%
----------------------------------------------------------------------------------------------------------------------------

23. UNITS

-----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.     Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
UNITS                       Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
1                           2,241    $192,699,432      91.05%     8.80%      633   $ 85,988  85.88%   89.57%   65.97%   95.68%
2                             163      15,991,779       7.56      8.99       656     98,109  89.51    92.67     45.5    92.71
3                               5         886,700       0.42     7.386       673    177,340  67.15    67.15    72.51    27.49
4                               8       2,058,261       0.97      7.62       676    257,283  73.22    73.22    49.78    26.42
-----------------------------------------------------------------------------------------------------------------------------
Total:                      2,417    $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55%   64.29%   94.49%
-----------------------------------------------------------------------------------------------------------------------------

24. CITY

----------------------------------------------------------------------------------------------------------------------------
                                                    Pct. Of   Weighted  Weighted                      Comb
                           Number                   Pool By     Avg.      Avg.       Avg.             LTV     Pct.    Pct.
                             of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
CITY                        Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
CHICAGO                       110    $  7,192,298       3.40%     9.39%      648   $ 65,385  91.41%   96.33% 62.99%    97.67%
MIAMI                          30       3,103,614       1.47     8.559       627    103,454  86.23    90.59  63.29       100
AURORA                         24       1,229,299       0.58    10.014       641     51,221  91.79     99.8  48.43       100
HOUSTON                        23       2,151,918       1.02     7.907       632     93,562  77.56    85.54  63.65     95.21
LOS ANGELES                    23       4,872,186        2.3     7.998       664    211,834  84.66    84.66  34.75       100
Other                       2,207     193,086,857      91.24     8.803       634     87,488  85.84    89.39  65.21     94.11
----------------------------------------------------------------------------------------------------------------------------
Total:                      2,417    $211,636,172     100.00%     8.80%      635   $ 87,562  85.96%   89.55% 64.29%    94.49%
----------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED
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THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

------------------
Counterparty
------------------
Underwriter
Issuer
Depositor
Seller
Aggregator
Rep Provider
Master Servicer
Trustee
MI Provider
Monoline
Credit Manager
Federal Tax Status

-----------------------------------
Originators   Group (%)   Total (%)
-----------------------------------
LONGBEACH           100         100

---------------------------------
Servicers   Group (%)   Total (%)
---------------------------------

-----------------------------------
   FICO         AGG UPB      AGG %
-----------------------------------
  < 500         845,099.67      0.1
500 - 519    46,983,031.72      5.8
520 - 539    27,321,667.95     3.37
540 - 559    37,239,516.96     4.59
560 - 579    72,350,034.09     8.92
580 - 599    88,818,810.43    10.96
600 - 619    90,939,620.91    11.22
620 - 639   132,772,897.58    16.38
640 - 659    91,995,615.70    11.35
660 - 679    73,717,613.57     9.09
680 - 699    64,756,760.65     7.99
700 - 719    38,024,757.42     4.69
720 - 739    24,550,469.17     3.03
740 - 759     9,929,469.30     1.22
760 - 779     6,895,056.31     0.85
780 - 799     2,634,296.71     0.32
 800 plus       943,007.26     0.12




-------------------------------------------------------------
Collateral Info                  Group               TOTAL
-------------------------------------------------------------
Gross WAC                            7.553               7.49
WA CLTV                              88.49%             92.14%
CLTV >80%                            70.26%             79.58%
CLTV >90%                            48.85%             62.99%
CLTV >95%                            42.97%             58.24%
LB <$50,000                           1.58               2.15
LB $50k - $100k                      10.54               6.15
LB $100k - $150k                     18.73               9.13
WA FICO                                624                638
<560 FICO                            13.86%              9.02%
560 - 600 FICO                       20.43%             16.46%
SF / TH / PUD                        82.56               84.3
2-4 Family                            8.87               8.35
Condo                                 8.57               7.35
Manufactured Housing (MH)                0                  0
Other                                    0                  0
Primary                              84.43              91.79
Second                                1.29               0.75
Investment                           14.28               7.46
Full / Alt                           50.79              37.26
Stated / Limited                     49.21              62.74
NINA                                     0                  0
1st Lien                               100              96.02
2nd Lien                                 0               3.98
State 1                                 CA                 CA
%                                    21.27%             44.59%
State 2                                 FL                 FL
%                                     8.45%              7.35%
State 3                                 IL                 IL
%                                     8.16%              5.63%
State 4                                 WA                 NJ
%                                     6.12%              4.24%
State 5                                 MD                 MD
%                                     5.47%              3.73%
ARM / HYB                            89.81%             89.83%
Fixed                                10.19%             10.17%
Purchase                             48.87%             65.13%
Refi-RT                               3.31%              2.07%
Refi-CO                              47.82%             32.81%
Size                        810,717,725.40   2,081,150,970.00
AVG Balance                     159,214.01         204,495.53
Loan Count                           5,092             10,177
Interest Only (IO)                    5.51%              6.80%
Negative Amortization                 0.00%              0.00%

----------------------------------------------------------
  GWAC        AGG ARM UPB    ARM %    AGG FIX UPB    FIX %
----------------------------------------------------------
0 - 4.5
4.5 - 5                  0       0               0       0
5 - 5.5       2,218,023.11     0.3               0       0
5.5 - 6      28,441,906.52    3.91               0       0
6 - 6.5      73,181,151.94   10.05   13,460,978.36    16.3
6.5 - 7     145,044,840.16   19.92   18,203,068.97   22.04
7 - 7.5     139,455,862.95   19.15   13,439,851.43   16.27
7.5 - 8     122,818,278.48   16.87   15,247,096.37   18.46
8 - 8.5      83,261,188.61   11.44    9,404,440.09   11.39
8.5 - 9      74,655,953.16   10.25    6,927,646.07    8.39
9 - 9.5      30,048,879.94    4.13    2,838,486.67    3.44
9.5 - 10     19,029,721.83    2.61    1,389,443.33    1.68
10 - 10.5     5,882,990.56    0.81      899,276.23    1.09
10.5 - 11     2,563,883.44    0.35      549,700.23    0.67
11 - 11.5       966,211.63    0.13       48,353.59    0.06
11.5 - 12       388,731.87    0.05      187,572.83    0.23
12 - 12.5       130,213.13    0.02               0       0
12.5 - 13        33,973.90       0               0       0
13 - 13.5                0       0               0       0
13.5 - 14                0       0               0       0
14 - 14.5                0       0               0       0
14.5 +                   0    0.00               0    0.00

-------------------------
Ratings
-------------------------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating

--------------------------------------------------
Credit Enhancement
--------------------------------------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)

Notes

All non-dollar amount numbers (excluding loan count) should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)

If a particular field has no data, enter 0% or $0 rather than 'NA'

Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold.

The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material.

We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         Combined LTV including SS
      Fixed         -----------------------------------------------------------------------------------------------
    Full Doc        0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% +
-------------------------------------------------------------------------------------------------------------------
    FICO Range
------------------
Less than 560           0.08%        0.03%        0.10%        0.02%        0.06%        0.04%        0.00%    0.03%
  560 - 599             0.09%        0.12%        0.07%        0.08%        0.11%        0.21%        0.10%    1.79%
  600 - 619             0.04%        0.02%        0.14%        0.01%        0.04%        0.17%        0.04%    0.67%
  620 - 659             0.12%        0.03%        0.16%        0.07%        0.12%        0.15%        0.09%    0.39%
  660 - 699             0.01%        0.10%        0.11%        0.00%        0.08%        0.23%        0.06%    0.26%
  700 - 740             0.00%        0.02%        0.00%        0.02%        0.09%        0.13%        0.01%    0.08%
    740 +               0.00%        0.00%        0.01%        0.00%        0.02%        0.03%        0.00%    0.06%

                                                         Combined LTV including SS
      Fixed         -----------------------------------------------------------------------------------------------
   Not Full Doc     0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% +
-------------------------------------------------------------------------------------------------------------------
    FICO Range
------------------
Less than 560           0.01%        0.01%        0.05%        0.00%        0.00%        0.01%        0.00%    0.00%
  560 - 599             0.03%        0.06%        0.01%        0.01%        0.03%        0.02%        0.01%    0.14%
  600 - 619             0.04%        0.05%        0.02%        0.02%        0.07%        0.05%        0.00%    0.07%
  620 - 659             0.04%        0.03%        0.03%        0.00%        0.02%        0.12%        0.02%    0.64%
  660 - 699             0.07%        0.01%        0.06%        0.05%        0.07%        0.07%        0.09%    0.77%
  700 - 740             0.00%        0.02%        0.02%        0.00%        0.05%        0.01%        0.05%    0.46%
    740 +               0.01%        0.00%        0.00%        0.00%        0.00%        0.02%        0.00%    0.17%

                                                         Combined LTV including SS
  Amortizing ARM    -----------------------------------------------------------------------------------------------
     Full Doc       0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% +
-------------------------------------------------------------------------------------------------------------------
    FICO Range
------------------
Less than 560           0.37%        0.86%        0.90%        0.26%        1.82%        1.36%        0.20%    0.37%
  560 - 599             0.28%        0.49%        0.29%        0.26%        0.92%        2.09%        1.00%    3.44%
  600 - 619             0.06%        0.14%        0.12%        0.05%        0.32%        0.63%        0.33%    2.09%
  620 - 659             0.11%        0.24%        0.11%        0.09%        0.61%        0.89%        0.43%    2.44%
  660 - 699             0.00%        0.09%        0.01%        0.00%        0.07%        0.46%        0.20%    1.25%
  700 - 740             0.00%        0.01%        0.00%        0.01%        0.05%        0.12%        0.08%    0.64%
    740 +               0.03%        0.00%        0.00%        0.00%        0.01%        0.08%        0.03%    0.25%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type

2.   Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4.   Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection

6.   The sum of all six FICO/CLTV grids should sum to 100%

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

                                                         Combined LTV including SS
  Amortizing ARM    -----------------------------------------------------------------------------------------------
   Not Full Doc     0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% +
-------------------------------------------------------------------------------------------------------------------
    FICO Range
------------------
Less than 560           0.30%        0.50%        0.39%        0.18%        0.67%        0.49%        0.02%    0.05%
  560 - 599             0.23%        0.41%        0.29%        0.27%        0.69%        1.65%        0.13%    0.76%
  600 - 619             0.11%        0.13%        0.29%        0.06%        0.49%        1.13%        0.13%    1.85%
  620 - 659             0.12%        0.17%        0.39%        0.11%        0.92%        2.28%        0.84%   16.92%
  660 - 699             0.05%        0.08%        0.15%        0.03%        0.41%        1.33%        0.45%   10.89%
  700 - 740             0.01%        0.08%        0.06%        0.03%        0.14%        0.98%        0.28%    5.17%
    740 +               0.03%        0.00%        0.02%        0.06%        0.08%        0.42%        0.06%    2.30%

                                                         Combined LTV including SS
Non-Amortizing ARM  -----------------------------------------------------------------------------------------------
    Full Doc        0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% +
-------------------------------------------------------------------------------------------------------------------
    FICO Range
------------------
Less than 560           0.00%        0.00%        0.00%        0.00%        0.00%        0.01%        0.00%    0.00%
  560 - 599             0.00%        0.00%        0.01%        0.01%        0.00%        0.07%        0.00%    0.05%
  600 - 619             0.02%        0.02%        0.05%        0.02%        0.05%        0.11%        0.04%    0.24%
  620 - 659             0.02%        0.07%        0.11%        0.03%        0.10%        0.42%        0.02%    0.90%
  660 - 699             0.01%        0.03%        0.01%        0.00%        0.05%        0.25%        0.00%    0.49%
  700 - 740             0.01%        0.00%        0.00%        0.00%        0.03%        0.05%        0.00%    0.21%
    740 +               0.00%        0.00%        0.00%        0.04%        0.04%        0.04%        0.00%    0.13%

                                                     Combined LTV including SS
Non-Amortizing ARM  -----------------------------------------------------------------------------------------------
 Not Full Doc       0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% +
-------------------------------------------------------------------------------------------------------------------
    FICO Range
------------------
Less than 560           0.00%        0.06%        0.00%        0.00%        0.00%        0.00%        0.00%    0.02%
  560 - 599             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
  600 - 619             0.00%        0.00%        0.01%        0.00%        0.00%        0.01%        0.00%    0.08%
  620 - 659             0.00%        0.00%        0.01%        0.00%        0.02%        0.04%        0.00%    0.13%
  660 - 699             0.01%        0.01%        0.00%        0.01%        0.08%        0.27%        0.02%    0.92%
  700 - 740             0.02%        0.00%        0.00%        0.01%        0.04%        0.10%        0.00%    0.76%
    740 +               0.01%        0.00%        0.00%        0.00%        0.00%        0.03%        0.03%    0.34%

-------------------------
Check for 0's
Total equals 100%   0.00%
GT 80% Match        0.00%
ARM Match           0.00%
ARM IO Match        0.00%
FICO % Match        0.00%
-------------------------